UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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DNB Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4 Brandywine Avenue
Downingtown, Pennsylvania 19335-0904
610-269-1040

NOTICE OF ANNUAL MEETING
To Be Held on April 28, 2010

TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of the Shareholders of DNB Financial Corporation, will be held on Wednesday, April 28, 2010, 10:00 a.m. prevailing time, at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, PA 19335 for the following purposes:

  (1)
  To elect two directors to serve for three years or until their successors have been elected and qualified; and

  (2)
  To approve an advisory (non-binding) resolution concerning the Corporation's executive compensation; and

  (3)
  To ratify the appointment of ParenteBeard LLC as the registered public accounting firm for the fiscal year ending December 31, 2010; and

  (4)
  To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, the Board of Directors is not aware of any other business which may come before the meeting.

        Shareholders of record at the close of business on March 3, 2010 are entitled to notice of and to vote at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Gerald F. Sopp, Secretary

Downingtown, Pennsylvania
March 26, 2010

        IMPORTANT: Please complete, date, sign, and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

DNB FINANCIAL CORPORATION
PROXY STATEMENT
2010 ANNUAL MEETING OF SHAREHOLDERS

        The enclosed proxy is solicited on behalf of the Board of Directors of DNB Financial Corporation, a Pennsylvania corporation, also called DNB, the Company or the Corporation, for use at our 2010 annual meeting to be held on Wednesday, April 28, 2010, and at any adjournment or postponement thereof, referred to in this proxy statement as the annual meeting. The annual meeting will be held on Wednesday, April 28, 2010, 10:00 a.m. prevailing time, at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, PA 19335.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

        We sent you this proxy statement and the accompanying proxy card because the Board of Directors of DNB Financial Corporation is soliciting your proxy to vote at the annual meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign, and return the accompanying proxy card.

        We mailed this proxy statement, the accompanying proxy card, our 10-K and our Annual Report for the fiscal year ended December 31, 2009, on or about March 26, 2010, to all shareholders of record entitled to vote at the annual meeting.

Who is entitled to vote at the Annual Meeting?

        To be able to vote, you must have been a shareholder on March 3, 2010, the record date on which we determined shareholders entitled to notice of, and to vote at, the annual meeting (the "Record Date").

        Shareholder of Record: Shares Registered in Your Name.    If at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Registrar and Transfer Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to complete and return the accompanying proxy card to ensure your vote is counted.

        Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent.    If, at the close of business on the Record Date, your shares were not issued directly in your name, but rather were held in an account at a brokerage firm, bank, or other agent, you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker, bank, or other agent. The broker, bank, or other agent holding your shares in that account is considered to be the shareholder of record for purposes of voting at the annual meeting.

        As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

What am I being asked to vote on?

        There are three matters scheduled for a vote at the annual meeting:

  1.
  The election of two Class "C" members of the Board of Directors to hold office until our 2013 annual meeting

  2.
  The approval of an advisory (non-binding) resolution concerning the Corporation's executive compensation

  3.
  The ratification of the selection by the Audit Committee of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2010

How many votes do I have?

        Each holder of common stock is entitled to one vote per share held. There is no cumulative voting for the election of the directors. Each share of Common Stock is entitled to cast only 1 vote for each nominee. For example, if a shareholder owns 10 shares of Common Stock and nominations have been made for three director positions, he or she may cast up to 10 votes for each of the three positions to be elected. As of the Record Date, a total of 2,618,024 votes may be cast on each matter at the annual meeting.

What is a quorum?

        For a proposal to be considered at the annual meeting, a quorum must be present. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter will constitute a quorum for purposes of considering such matter. The shareholders present, in person or by proxy, at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. At the close of business on the Record Date, there were 2,618,024 shares outstanding and entitled to vote.

        Abstentions and "broker non-votes" (that is, shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will be counted for the purpose of determining whether a quorum is present.

        Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other agent) or if you vote in person at the meeting. If there is no quorum, the chairperson of the meeting, or a majority of the votes present at the meeting, may adjourn the meeting to another date. A meeting called for the election of directors may be adjourned for periods of not more than 15 days as a majority of shareholders present in person or by proxy may decide. If a meeting to elect directors is adjourned twice, those who attend the second adjourned meeting will be a quorum for the purpose of electing directors, even though they are less than a normal quorum.

        At any adjourned meeting at which a quorum is present in person or by proxy, any business may be transacted which might have been transacted at the original meeting if a quorum had been present.

What vote is required for each item?

  •
  For the election of directors, the candidates receiving the highest number of "For" votes, in person or by proxy, up to the number of directors to be elected, shall be elected.

  •
  To be approved, the advisory (non-binding) resolution concerning the Corporation's executive compensation must receive a "For" vote from a majority of the votes cast in person or by proxy by all shareholders entitled to vote on that matter.

  •
  To be approved, the ratification of the selection of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2010 must receive a "For" vote from a majority of the votes cast in person or by proxy by all shareholders entitled to vote on that matter.

How do I vote?

        For the election of directors, you may either vote "For" each of the three nominees or you may "Withhold" your vote for any nominee you specify. For any other matter to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are as follows.

        Shareholder of Record: Shares Registered in Your Name.    If you are a shareholder of record, you may vote in person at the annual meeting. Alternatively, you may vote by proxy by using the accompanying proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

        To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

        To vote by proxy, simply complete, sign, and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

        Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent.    If your shares are held in "street name," that is, your shares are held in the name of a brokerage firm, bank, or other nominee, in lieu of a proxy card you should receive a voting instruction form from that institution by mail. Simply complete and mail the voting instruction card to ensure that your vote is counted. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone. A large number of banks and brokerage firms participate in the Broadridge Financial Solutions, Inc. online program, which provides eligible shareholders the opportunity to vote over the Internet or by telephone (see www.broadridge.com.) The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, April 27th, 2010.

        If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the postage-paid envelope provided. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

        If you are a registered holder, you may also vote your shares in person at the annual meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (for example, your broker) and bring it with you to the annual meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the annual meeting.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of the two nominees for director in Class "C, "For" the approval of an advisory (non-binding) resolution concerning the Corporation's executive compensation and "For" the ratification of the selection of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2010. If any other matter is properly presented at the meeting, then one of the individuals named on your proxy card as your proxy will vote your shares using his or her best judgment.

What if I receive more than one proxy card or voting instruction form?

        If you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date, and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been signed, dated, and timely returned will be counted in the quorum and voted.

Who will count the votes and how will my vote(s) be counted?

        Votes will be counted by the judge of elections appointed for the annual meeting. The judge of elections will separately count "For" and "Withhold" for the election of each director. The judge of election will also count "For" and "Against" votes for any proposals other than the election of directors. The judge of elections will also count any abstentions, and broker non-votes on each matter. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Abstentions and broker non-votes will have no effect on the outcome of the election of a director or any other proposal.

        If your shares are held by your broker, bank, or other agent as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank, or other agent to vote your shares. If you do not give instructions, your broker, bank, or other agent may vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the NASDAQ Capital Market, such as the vote for our independent registered public accounting firm.

Can I change my vote after I have voted?

        Yes. You can revoke your proxy at any time before the applicable vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  1.
  You may submit another properly completed proxy with a later date.

  2.
  You may send a written notice that you are revoking your proxy to our Corporate Secretary at 4 Brandywine Avenue, Downingtown, Pennsylvania 19335.

  3.
  You may attend the annual meeting and vote in person (however, simply attending the meeting will not, by itself, revoke your proxy).

        If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by them.

How and when may I submit a shareholder proposal for the 2011 Annual Meeting of Shareholders?

        If you wish to present a proposal for consideration at our 2011 annual meeting and you want the proposal to be included in our proxy statement and form of proxy card for that meeting, you must send written notice of the proposal to our Corporate Secretary so that we receive it at our principal executive offices no later than November 26, 2010, which is the month and day next year that is 120 calendar days before the month and day of this year's proxy statement date. The proposal must comply with the requirements of SEC Rule 14a-8, and we can exclude a proposal in the types of cases described in Rule 14a-8.

        Whether or not you want us to include a proposal in our proxy statement, our bylaws require that, if you want a proposal to be eligible for consideration at our 2011 annual meeting, you must give written notice of the proposal to our Corporate Secretary no later than January 27, 2011 (ninety days before April 27, 2011, the scheduled date of our 2011 annual meeting), including:

  (i)
  a brief description of the proposal, why you are presenting it and why it should be adopted;

  (ii)
  your name and address as they appear on our shareholder records;

  (iii)
  the class and number of our shares you own, in your name or beneficially in another name and;

  (iv)
  any material interest you have in connection with the proposal or its adoption.

        The chairperson of the meeting may determine whether a proposal was made in accordance with this required procedure. If the chairperson decides that the proposal was not made in accordance with this procedure, the chairperson will state that to the meeting and the defective proposal will be disregarded and laid over for action at the next shareholder meeting that is held at least 30 days after the meeting where the proposal was rejected for this reason.

        If a shareholder proposal is presented to the 2011 annual meeting, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the Secretary at our principal executive offices, prior to the close of business on February 8, 2011, which is the date in 2011 that is the month and day next year that is 45 days before the month and day this year that we first sent this proxy statement to shareholders. Pursuant to SEC Rule 14a-4(c) (2), if we receive timely notice of a proposal, our management proxies may still exercise discretion to vote on a matter if permitted by that rule and if we include in our proxy statement for the meeting, a desc ription of the matter and how the management proxies intend to exercise their discretion to vote on the matter.

How and when may I nominate a director for consideration at the 2011 Annual Meeting of Shareholders?

        If you want to nominate a candidate for election as a director, you must notify our Corporate Secretary in writing no later than January 27, 2011, which is ninety days before April 27, 2011, the scheduled date of our 2011 annual meeting. If you want our Nominating & Corporate Governance Committee to fully consider your nominee and consider whether the committee should nominate the nominee, you must notify us no later than November 26, 2010. Your notification must contain the following information to the extent you know it:

  (a)
  the proposed nominee's name and address;

  (b)
  the proposed nominee's age;

  (c)
  the proposed nominee's principal occupation;

  (d)
  the number of our shares the proposed nominee owns;

  (e)
  the total number of shares you expect to be voted for the proposed nominee;

  (f)
  your name and residence address; and

  (g)
  the number of our shares you own.

        If a nomination you make is not made according to these procedures, our bylaws require it to be disregarded by the presiding officer of the meeting, and votes cast for the nominee will be disregarded by the judges of election.

How may I communicate with the board of directors?

        Please address any shareholder proposals or notices of proposals, any nominations for director, and any shareholder communications to our board of directors, in writing to our Corporate Secretary at 4 Brandywine Avenue, Downingtown, Pennsylvania 19335. The Corporate Secretary will relay shareholder communications to board members.

Who will bear the cost of soliciting proxies?

        We will bear the entire cost of the solicitation of proxies for the annual meeting, including the preparation, assembly, printing, and distribution of this proxy statement, the proxy card and any additional solicitation materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. We have engaged Georgeson Shareholder Communications, Inc. to aid in the solicitation of proxies, for which we will pay a fee of approximately $6,000, plus reimbursement of expenses. The original solicitation of proxies may also be supplemented by solicitation by personal contact, telephone, facsimile, email, or any other means by our directors, officers, or employees, to whom no additional compensation will be paid for any such services.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the annual meeting. The final voting results will be reported on Form 8-K to the Securities and Exchange Commission within four business days of the annual meeting.

What is the recommendation of the board of directors?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors.

        The board of directors recommends a vote FOR Proposal No. 1, to elect Mildred C. Joyner and William S. Latoff as "Class C" directors to serve until the 2013 annual meeting of shareholders or until their successors are duly elected and qualified.

        The board of directors also recommends a vote FOR Proposal No. 2, to approve an advisory (non-binding) resolution concerning the Corporation's executive compensation.

        The board of directors also recommends a vote FOR Proposal No. 3, to ratify our appointment of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2010.

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 15, 2010 by:

  •
  each person, group or company that, to our knowledge, beneficially owns more than 5% of the outstanding shares of the common stock; and

  •
  each of our directors and named executive officers; and

  •
  all of our executive officers and directors as a group.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Total Beneficial Ownership (1,2,3)	Sole Voting and Investment Power (2)	Shared Voting and Investment Power (3)	Percent of Class (4)
Thomas A. Fillippo	27,632	10,278	17,354	0.98%
William J. Hieb	42,974	41,298	1,676	1.53%
Gerard F. Griesser	5,549	5,549	—	0.20%
Mildred C. Joyner	14,950	14,950	—	0.53%
James J. Koegel	46,618	15,285	31,333	1.66%
William S. Latoff	230,254	230,254	—	8.19%
Albert J. Melfi	6,919	6,919	—	0.25%
Eli Silberman	19,896	19,896	—	0.71%
James H. Thornton	29,433	29,433	—	1.05%
DNB Advisors	38,172	22,312	15,860	1.46%
DNB First 401(k) Plan	84,204	84,204	—	3.22%
Directors & Executive Officers as a group (12 Persons)	452,345	390,960	61,385	16.09%
Wellington Management Co., LLP	193,788	—	193,788	7.40%
(1)
Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. Unless otherwise indicated, each person named in the table has sole voting and investment power.

(2)
Includes shares which may be acquired by exercise of vested options granted under the 1995 Stock Option Plan of DNB Financial Corporation amounting to 24,585 for Mr. Hieb, 6,228 for Ms. Joyner, 9,122 for Mr. Koegel, 51,738 for Mr. Latoff,

  9,789 for Mr. Silberman, 16,651 for Mr. Thornton and 130,288 total shares for all Directors and Executive Officers as a group. The amounts in this column includes restricted stock that will vest on November 28, 2010 amounting to 2,100 for Mr. Hieb, 3,150 for Mr. Latoff and 525 each for Messrs. Fillippo, Koegel, Silberman and Thornton and Ms. Joyner and 12,600 total shares for all Directors and Executive Officers as a group. The number of shares has been adjusted to reflect the 5% stock dividend paid in December, 2007. The amounts in this column includes restricted stock that will vest on December 17, 2011 amounting to 3,000 for Mr. Latoff and 750 each for Messrs. Fillippo, Koegel, Silberman and Thornton and Ms. Joyner and 6,750 total shares for all Directors and Executive Officers as a group.

(3)
Mr. Koegel disclaims beneficial ownership of 120 shares which are owned by an adult child. Ms. Joyner disclaims beneficial ownership of 2,754 shares owned by her spouse.

(4)
In computing the number of shares beneficially owned by a person listed above and the percentage ownership of such person, shares of common stock underlying options, warrants or restricted stock held by each such person that are exercisable or convertible within 60 days of March 15, 2010 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain officers, and persons who own more than ten percent of any class of the Company's registered securities, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities Exchange Commission. The Securities Exchange Commission requires officers, directors, and greater-than-ten-percent beneficial owners to furnish us with copies of all Forms 3, 4, and 5 they file. We believe that all of our officers and directors complied with all their applicable filing requirements during the fiscal year ended December 31, 2009, with the exception of Forms 3, 4 and 5 for Gerard F. Griesser, a new director, for which filing was delayed due to inability to located EDGAR filing codes, and for which corrective filings of Forms 3 and 4 were made on March 3, 2010.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

General

        Our Board of Directors currently consists of eight members. The directors are divided into three classes, with each class serving on the Board of Directors for a staggered three-year term. Class "C" directors, whose terms expire at the annual meeting, consist of Mildred C. Joyner and William S. Latoff. At the annual meeting, two directors will be elected to fill positions in Class "C". Each of the current Class "C" directors is a nominee for election at the annual meeting. The nomination of these directors to stand for election at the annual meeting has been recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors. Each of the nominees for Class "C", if elected, will serve for a three-year term expiring at the 2013 annual meeting, or until his or her successor is elected and qualified.

        Each of the nominees has consented to serve if elected. However, if any of the persons nominated by the Board of Directors fails to stand for election, or declines to accept election, or is otherwise unavailable for election prior to our annual meeting, proxies solicited by our Board of Directors will be voted by the proxy holders for the election of any other person or persons as the Board of Directors may recommend, or our Board of Directors, at its option, may reduce the number of directors that constitute the entire Board of Directors. The Board of Directors recommends that you vote for the two nominees named below.

        Set forth below is certain information as of March 15, 2010 concerning the nominees for election as director and each other member of the Corporation's Board of Directors. All individuals listed are directors of both the Company and DNB First, National Association, the Company's wholly owned bank subsidiary (also called the Bank). None of the following persons is a director or a person nominated or chosen to become a director in any registered investment company or other SEC registrant.

 NOMINEES FOR THE THREE-YEAR TERM EXPIRING IN 2013

        Mildred C. Joyner, MSW, LCSW, BCD, age 60, has been a Director since 2004 and currently is a member of the Trust, Marketing, and Audit committees. Ms. Joyner is a Professor of Social Work, and the Director and Chairperson of the Undergraduate Social Work Department of West Chester University from July 1995 to present. Prior positions held at West Chester University are: Associate Professor and Chairperson of the Undergraduate Social Work Department from June 1984 to July 1995; Assistant Professor of Social Work from August 1979 to June 1984. Other directorships she holds are: Previous Board Chair of Living Beyond Breast Cancer from January 2008 to December 2009; Vice President of the Council on Social Work Education from July 2003 to June 30, 2009; President Elect of the Council on Social Work Education from July 2009 to June 2010 and will serve as President of CSWE on July 1, 2010 to June 30, 2013. Ms. Joyner earned her undergraduate degree in 1971 from Central State University, Wilberforce, Ohio and graduate degree in 1974 from Howard University in Washington, DC. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Ms. Joyner's qualifications to serve on the Board includes her considerable knowledge and experience acquired while directing a major department at the largest university in Chester County. In addition, the Committee believes that Ms. Joyner's background in community based service provides the Board with a unique perspective and insight regarding the needs of local consumers and strengthens the Board's collective qualifications, skills and experience.

        William S. Latoff, age 61, has been a Director since 1998, Chairman of the Board of DNB since 2003 and assumed the role of CEO in December of 2004. Mr. Latoff currently serves as Chairman of the Board Loan Committee at DNB. Mr. Latoff was a principal of Bliss & Company, Ltd., Certified Public Accountants from 1974 to 2004. Mr. Latoff has owned automotive dealerships since 1988 and has been Chairman and President of Brandywine Automotive Group, Inc., which owns and operates Jaguar/Land Rover West Chester since 1998. He has been a principal in a variety of commercial and residential real estate projects in Chester County. He served on the Board of Directors of Keystone Financial from 1993 to 1998 and on the Board of Elmwood Federal Savings Bank from 1987 to 1993. Mr. Latoff currently serves as Director and Chairman of the Chester County Industrial Development Authority and is a member of the Chester County Economic Development Council and presently serves on its Board. He is currently a Director and Chairman Emeritus of the Chester County Historical Society and is a member of the Chester County Chamber of Business and Industry. Mr. Latoff is Chairman of the Pennsylvania Bankers Public Affairs Committee and serves on the Government Relations Policy Committee. The Nominating & Corporate Governance Committee believes his considerable knowledge and executive experience in the automotive and real estate industries, combined with his broad experience in finance and accounting as well as his service on two publicly traded bank boards, strengthens DNB's Board's collective qualifications, skills and experience.

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted "FOR" the election of the nominees named above as directors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THESE NOMINEES AS DIRECTORS

Continuing Directors for Terms Expiring 2011

        Gerard F. Griesser, age 60, has been a Director since October 2009. He is one of three owners of Prudential Fox & Roach Realtors, the Trident Group and ETC Inc. Mr. Griesser served as the Chairman of the Washington, DC-based Real Estate Settlement Providers Council (RESPRO) from 2003 to 2004 and was on the Board of Directors for Willow Financial Bancorp, Inc. from 2007 to 2009 and Chester Valley Bancorp, Inc. from 1987 to 2007. Mr. Griesser currently serves as the President of Fox Roach Charities, the charitable arm of Prudential Fox & Roach/Trident. Mr. Griesser graduated in 1971 from Villanova University with a BA and from Drexel University in 1975 with an MBA. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Griesser's qualifications to serve on the Board includes his considerable knowledge and experience acquired while managing the one of the largest privately held mortgage companies in the country. In addition, the Committee believes his business acumen acquired during his 14 years of commercial banking experience as well his service on other publicly traded companies' boards, strengthens the Board's collective qualifications, skills and experience.

        William J. Hieb, age 53, has been a Director of the Corporation since 2005 and a Director of the Bank since 2004. Mr. Hieb serves as President, Chief Operating Officer and Chief Credit Officer of the Corporation and the Bank. Mr. Hieb is presently Chairman of the Trust Committee and a member of the Board Loan Committee. He was employed at First Union National Bank and predecessor banks from 1978 to 2002, most recently serving as a Senior Vice President of First Union National Bank and a Managing Director of First Union Securities in Philadelphia. Mr. Hieb has been a Board Member of the Chester County Economic Development Council since 2008 and the Chester County Chamber of Business and Industry Foundation since 2007. Mr. Hieb also serves as Treasurer, Board Member, and a member of the Executive Committee of The Housing Partnership of Chester County. He is a graduate of The Pennsylvania State University with a degree in Finance. He also holds Series 7, 24 and 63 securities licenses. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Hieb's qualifications to serve on the Board includes his considerable knowledge and experience acquired during his 31 years in commercial banking involving lending, credit administration and wealth management. In addition, the Committee believes his background in the management of the DNB's operations during the last seven years, strengthens the Board's collective qualifications, skills and experience.

        James H. Thornton, age 64, has been a Director since 1995. He is presently Chairman of the Audit Committee and the Benefits & Compensation Committee, and serves on the Executive and Nominating & Corporate Governance Committees. Mr. Thornton is the President of Thornton Consulting, a hospital and healthcare consulting firm, which he established in February 2009. From December 2006 to December 2008, Mr. Thornton was the CEO of John Dempsey Hospital of the University of Connecticut Health Center (UCHC) and was the Interim Chief Operating Officer of the Connecticut Children's Medical Center from December 2005 to December 2006. From July 1994 to December 2000, Mr. Thornton was the Chief Executive Officer of Brandywine Health System. He graduated from Villanova University in 1967 with a BS in Economics and Accounting. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Thornton's qualifications to serve on the Board includes his considerable knowledge and executive experience acquired while managing two regional hospitals with complex operational and financial requirements. In addition, the Committee believes his background in finance and accounting strengthens the Board's collective qualifications, skills and experience.

Continuing Directors for Terms Expiring 2012

        Thomas A. Fillippo, age 62, has been a Director since 2006. He currently serves on the Benefits & Compensation, Marketing, Board Loan and Nominating & Corporate Governance Committees. Mr. Fillippo is the President and Chief Executive Officer of Devault Foods. He serves on the board of the Paoli Hospital Foundation, serves as Chairman of the West Chester University's Council of Trustees and as a board member of the West Chester University Foundation and Sturzebecker Foundation. Mr. Fillippo is a past Chairman of the Chester County Chamber of Business and Industry, past Chairman of the Chester County Industrial Development Authority, past President of the Great Valley Regional Chamber of Commerce, and past President of the Pennsylvania Meat Packers Association. Mr. Fillippo graduated in 1969 from West Chester University with a degree in Health and Physical Education. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Fillippo's qualifications to serve on the Board includes his considerable knowledge and executive experience acquired while managing the one of the largest privately held companies in Chester County with complex operational and financial requirements. In addition, the Committee believes his business acumen acquired during years of service on numerous non-profit boards, strengthens the Board's collective qualifications, skills and experience.

        James J. Koegel, age 63, has been a Director since 2003. He is currently Chairman of the Nominating & Corporate Governance Committee and serves on the Benefits & Compensation, Executive, Board Loan, and the Audit Committees. Mr. Koegel is the President of Jones Motor Group, Inc. & Affiliated Companies. He has been a board member of the Chester County Industrial Development Authority since 2006, a member of the Board of Trustees of the Episcopal Academy since 1991 and has served as a board member of the of the Chester County Economic Development Council. Mr. Koegel graduated in 1969 from Villanova University with a degree in Economics and Temple University School of Law in 1975. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Koegel's qualifications to serve on the Board includes his knowledge of law as well as his considerable knowledge and executive experience acquired while managing the operation of a successful privately held company which operates nationwide, strengthens the Board's collective qualifications, skills and experience.

        Eli Silberman, age 70, has been a Director since 2003. He is currently Chairman of the Marketing Committee and serves on the Trust and Board Loan Committees. Mr. Silberman spent 14 years at McCann-Erickson in New York. He founded "The Silberman Group" in 1978. In 1998, Mr. Silberman sold the Silberman Group to Earle Palmer Brown and was Chairman of the Philadelphia region. In 2000 he became President of TSG, Inc., a marketing consulting company. Mr. Silberman sits on several boards: West Chester University, the Chester County Agricultural Conservation Easement Board and has been a trustee of the Pennsylvania Hunt Cup, Upland Country Day School, served on the Outreach Committee of the Philadelphia Museum of Art and served as board member for the Chester County Economic Development Council. Mr. Silberman graduated from SUNY Fredonia in 1961 and served as an officer in the United States Marine Corps from 1961 to 1964. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Silberman's qualifications to serve on the Board includes his considerable knowledge and experience in advertising, marketing and communications, which strengthens the Board's collective qualifications, skills and experience.

BOARD GOVERNANCE

Information about our Board of Directors

        During 2009, the Corporation's Board of Directors held 15 meetings and the Bank's Board of Directors held 12 meetings, excluding committee meetings, which are described below. Board and committee meetings of the Corporation and Bank are conducted on a combined basis. Only a single retainer is paid to each Director for their services as directors of both entities. Only a single fee is paid for each board or committee meeting, whether or not the meeting is for the Corporation, the Bank or is conducted on a combined basis. Each of the directors of the Corporation is also a director of the Bank. Each committee described below, unless otherwise noted, is a committee of the Bank and the Corporation.

        Each of the Directors of the Corporation attended at least 75% of the aggregate of (i) the total number of Board meetings held while he or she was a Director and (ii) the total number of meetings held by committees during his or her service on those committees.

Name	Audit	Benefits & Compensation	Board Loan	Nominating & Corporate Governance	Trust
Thomas A. Fillippo		X	X	X
William J. Hieb			X		X*
Mildred C. Joyner	X				X
James J. Koegel	X	X	X	X*
William S. Latoff			X*
Eli Silberman			X		X
James H. Thornton	X*	X*		X
*
Committee Chairperson

The Audit Committee

        The Audit Committee of the Board of Directors oversees our accounting and financial reporting processes and the audits of our financial statements. For this purpose, the Audit Committee performs several functions:

  •
  Approves in advance the engagement of the independent registered public accounting firm for all audit and non-audit services, and approves the fees and other terms of the engagement

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  Maintains responsibility for the appointment, compensation, retention, and oversight of our independent registered public accounting firm and evaluates the qualifications, performance, and independence of the independent registered public accounting firm

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  Reviews, with our independent registered public accounting firm, any significant difficulties, disagreements, or restrictions encountered during the course of the audit, and reviews any management letters issued by the independent registered public accounting firm

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  Reviews the critical accounting policies and all alternative treatments of financial information discussed by the independent registered public accounting firm with management, and reviews with management significant judgments made in the preparation of financial statements

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  Reviews, with management and our independent registered public accounting firm, our financial reporting processes and internal financial controls

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  Reviews the annual audited financial statements and recommends to the Board of Directors their inclusion in our annual report

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  Reviews the quarterly financial statements and earnings press releases

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  Reviews and approves any related party transactions

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  Establishes and oversees procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal controls or auditing matters; reviews changes in, or waivers of, our Code of Ethics, and as requested by the Board, reviews and investigates any conduct alleged to be in violation of the Code of Ethics

  •
  Periodically reviews and discusses with the independent registered public accounting firm the matters required to be discussed by Statement on Accounting Standards 61 and any formal written statements received from the independent registered public accounting firm

  •
  Overseeing DNB's risk management function

The Audit Committee held 4 meetings during 2009.

        The Board of Directors has determined that, during 2009, Mr. Thornton would qualify as a "financial expert" within the meaning of that term in the SEC regulations dealing with audit committee financial experts. It has also determined that Mr. Thornton is also "independent" within the meaning of that term under NASD Rule 4200(a)(15).

The Benefits & Compensation Committee

The Benefits & Compensation Committee of the Board of Directors:

  •
  Periodically reviews and advises the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of our compensation programs for executive officers and directors relative to comparable companies in our industry

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  Reviews and makes recommendations regarding all benefit programs and human resource policies

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  Review the performance of the CEO on an annual basis and sets goals for the coming year

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  Reviews and approves corporate and personal performance goals and objectives relevant to the compensation of all executive officers, and sets all executive compensation

  •
  Makes recommendations to the Board regarding the establishment and terms of incentive compensation plans and equity compensation plans, and administers such plans

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  Approves grants of options, restricted stock, and other awards to all executive officers and directors

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  Approves compensation-related matters outside the ordinary course to executive officers and directors, including but not limited to employment contracts, change-in-control provisions, severance arrangements, and material amendments thereto

  •
  Makes recommendations to the Board regarding director compensation in conjunction with the Nominating & Corporate Governance Committee.

The Benefits & Compensation Committee held 5 meetings during 2009.

The Board Loan Committee

The Board Loan Committee of the Board of Directors:

  •
  Periodically reviews asset quality, sales & marketing, policy exception and charge-off reports

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  Reviews and takes action on proposed and existing loans in excess of the Officers' Credit Committee authority

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  Ratifies loans approved by officers and the Officers Loan Committee over a specified amount

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  Reviews and approves changes to the Credit policy

The Board Loan Committee held 4 meetings during 2009.

The Trust Committee

The Trust Committee of the Board of Directors:

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  Reviews and approves the recommendations of the Securities & Administrative Review Committee

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  Reviews and ratifies the actions of management regarding the investment portfolios managed by DNB Advisors

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  Reviews and recommends policies and procedures for DNB Advisors and DNB Financial Services and ensures compliance with applicable federal and state regulations

  •
  Reviews estate administration

The Trust Committee held 4 meetings during 2009.

The Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee of the Board of Directors:

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  Evaluates and selects nominees for each election of directors

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  Determines criteria for selecting new directors, including desired board skills and attributes, and identifies and actively seeks individuals qualified to become directors

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  Considers any nominations of director candidates validly made by shareholders

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  Reviews and makes recommendations to the Board of Directors concerning qualifications, appointment, and removal of committee members

  •
  Reviews the Code of Ethics & Whistle Blower policy from time to time and recommends such changes to the Code as the Committee shall deem appropriate

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  Reviews our compliance with corporate governance listing requirements established by The NASDAQ Stock Market

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  Assists the Board in developing criteria for the evaluation of Board and committee performance

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  Assists the Board in the orientation of new directors and in the development of corporate governance-related continuing education for all Board members

The Nominating & Corporate Governance Committee held 1 meeting during 2009.

        The Board of Directors has determined that each of the members of the Nominating & Corporate Governance Committee is "independent" within the meaning of that term under NASD Rule 4200(a)(15).

Director Independence

        In determining that Messrs. Fillippo, Griesser, Koegel, Silberman and Thornton and Ms. Joyner are independent, the board of Directors considered routine banking transactions between the Bank or its affiliates and each of the directors, their family members and businesses with whom they are associated, such as loans, deposit accounts, wealth management and fiduciary accounts, routine purchases of insurance or securities brokerage products, any overdrafts that may have occurred on deposit accounts, any contributions the Corporation made to non-profit organizations with whom any of the directors are associated, any transactions that are discussed under "Certain Transactions of Management and Others with the Corporation and its Subsidiaries" beginning on page 37 of this Proxy Statement, and the following transactions, relationships and arrangements: Director participation in the Stock Option Plan and Director participation in the Deferred Compensation Plan for Directors.

Shareholder Director Nominations

        Our bylaws contain provisions that address the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at the Company's annual meeting. The Nominating & Corporate Governance Committee does have a charter regarding director nominations and regarding communications by shareholders with directors, including the process for evaluating director nominees proposed by shareholders.

        The Nominating & Corporate Governance Committee will evaluate any recommendation for director nominee proposed by a shareholder. In order to be evaluated in connection with the Nominating & Corporate Governance Committee's established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a shareholder must be sent in writing to the Corporate Secretary, 4 Brandywine Avenue, Downingtown, Pennsylvania, 120 days prior to the anniversary of the date proxy statements were mailed to shareholders in connection with the prior year's annual meeting and must contain the following information:

  •
  The candidate's name, age, contact information, and present principal occupation or employment

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  A written consent of the recommended individual stating that the individual consents to be nominated for the position of director of the Company and that the individual will submit to the Company all information that the Nominating & Corporate Governance Committee requests in connection with its consideration of the nomination or as the Company may otherwise request in order for it to fulfill its disclosure and legal obligations in connection with the nomination and service of such individual as director

  •
  A description of the candidate's qualifications, skills, background, and business experience during, at a minimum, the last five years, including his or her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director

        In order for the recommendation to be acted upon in a timely fashion to permit nomination, if appropriate, at any annual meeting of the shareholders of the Corporation, these materials must be received, in proper form, completed and signed, by the Secretary of the Corporation at the address set forth on the first page of this Proxy Statement, not later than the deadline for submission of shareholder proposals for inclusion in the Corporation's proxy materials identified in the section of this Proxy Statement titled, "How and when may I submit a shareholder proposal for the 2011 annual meeting?" on page 5.

Process for Considering and Evaluating Board Nominees

        In evaluating director nominees, the Nominating & Corporate Governance Committee considers the following factors:

  •
  The appropriate size of our Board of Directors and its Committees;

  •
  Whether the potential nominee has experience and expertise that is relevant to the Company's business, including any specialized business experience, technical expertise, or other specialized skills, and whether the potential nominee has knowledge regarding issues affecting the Company;

  •
  The skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board;

  •
  Whether the potential nominee is independent, as defined by NASDAQ listing standards, whether he or she is free of any conflict of interest or the appearance of any conflict of interest with the best interests of the Company and its stockholders, and whether he or she is willing and able to represent the interests of all stockholders of the Company;

  •
  Whether the potential nominee is highly accomplished in his or her respective field;

  •
  Whether the addition of the potential nominee to the Board of Directors would assist the Board of Directors in achieving a mix of Board members that represents a diversity of background and experience, including diversity with respect to age, gender, national origin, race and competencies;

  •
  Whether the potential nominee has high ethical character and a reputation for honesty, integrity, and sound business judgment;

  •
  Whether the potential nominee can work collegially with others; and

  •
  Any factor which would prohibit the potential nominee to devote sufficient time to its business.

        Other than the items listed above, there are no stated minimum criteria for director nominees, and the Nominating & Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and the interests of our shareholders. The Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an "audit committee financial expert," that a majority of the members of the Board meet the definition of "independent director" under NASDAQ rules, and that one or more key members of management participate as members of the Board.

        The Nominating & Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. With respect to an incumbent director whom the nominating committee is considering as a potential nominee for re-election, the Company's Nominating & Corporate Governance Committee reviews and considers the incumbent director's service to the Company during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company. If any member of the Board does not wish to continue in service or if the Nominating & Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating & Corporate Governance Committee identifies the desired skills and experience of a new nominee, and discusses with the Board suggestions as to individuals that meet the criteria. In addition, the Committee has not engaged third parties to identify, evaluate, or assist in identifying potential nominees, but relies on community and business contacts it has established through its directors, officers and professional advisors to help it identify potential director candidates when a specific need is identified.

Board Leadership Structure

        The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

        The Board of Directors believes that Mr. Latoff's service as both Chairman of the Board and CEO is in the best interest of the Company and its shareholders. Mr. Latoff possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its businesses and is best positioned to develop agendas that ensure that the Board's time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company's ability to communicate its message and strategy clearly and consistently to DNB's shareholders, employees and customers.

        Each of the directors other than Mr. Latoff and Mr. Hieb, DNB's President, is independent and the Board believes that the independent directors provide effective oversight of management. In addition to feedback provided during the course of Board meetings, the independent directors have executive sessions when appropriate.

        Although the Company believes that the combination of the Chairman and CEO roles is appropriate in the current circumstances, DNB's Corporate Governance Guidelines do not establish this approach as a policy, but as a matter that is part of succession planning for the Chief Executive Officer position.

Risk Oversight

        Under DNB's Corporate Governance Guidelines, the Board is charged with providing oversight of DNB's risk management processes. In accordance with NASDAQ requirements, the Audit Committee is primarily responsible for overseeing the risk management function at DNB on behalf of the Board. In carrying out its responsibilities, the Audit Committee works closely with DNB's Chief Risk Officer and other members of DNB's management team. The Audit Committee meets at least quarterly with the Chief Risk Officer and other members of management to review the processes in place to monitor and control such exposures. The Audit Committee also receives updates between meetings from the Chief Risk Officer, the Chief Executive Officer, the Chief Financial Officer and other members of management relating to risk oversight matters. In addition, at least annually, the Chief Risk Officer and members of management make a presentation on risk management to the full Board.

        In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the Benefits & Compensation Committee considers the risks that may be implicated by our executive compensation programs and the Trust Committee reviews risks associated with the operations of a Trust Department.

Director Attendance at Annual Meetings

        We make every effort to schedule our annual meeting at a time and date to maximize attendance by directors taking into account the directors' schedules. We believe that annual meetings provide an opportunity for shareholders to communicate with directors and have requested that all directors make every effort to attend the Company's annual meeting. Historically, more than a majority of the directors have done so; for example, in 2009, all of the Company's then directors attended the 2009 annual meeting.

Executive Officers Who Are Not Directors

        The following sets forth information with respect to executive officers of the Corporation and the Bank who do not serve on the Corporation's Board of Directors. Each serves at the pleasure of the Board of Directors. There are no arrangements or understanding between the Corporation or the Bank and any person pursuant to which any such officers were selected.

        Richard J. Hartmann (Age 59) was named Executive Vice President of the Corporation and the Bank to head up the Retail Banking Division in January 2006. Prior to his promotion, Mr. Hartmann served as Senior Vice President of the Bank in its Retail Banking Division since June 2005. For 4 years prior to joining the Bank, Mr. Hartmann served as Executive Vice President at Susquehanna Bank (Farmers First Bank), responsible for Retail Banking. During the previous 5 years, Mr. Hartmann was a Senior Vice President and Executive Relationship Market Banker at M&T Bank/Keystone Financial in Horsham, PA, responsible for M&T's Delchester Region.

        Albert J. Melfi (Age 57) joined the Bank in November 2006 and currently serves as Executive Vice President and Chief Lending Officer of the Corporation and the Bank. Prior to joining DNB, Mr. Melfi had been employed as a Regional Vice President with Commerce Bank, PA, N.A. In that position, he had dual responsibilities, including managing the lending function for the bank in Delaware County, Pennsylvania, and overseeing a retail branch region consisting of 12 branches.

        Bruce E. Moroney (Age 53) joined the Bank in May 1992 and currently serves as Executive Vice President and Chief Accounting Officer of the Corporation and the Bank. Prior to that, he served as Executive Vice President and Chief Financial Officer of both the Corporation and the Bank. Mr. Moroney is directly responsible for the Corporation's and Bank's financial reporting and budgeting.

        Gerald F. Sopp (Age 53) joined the Bank in January 2007 and currently serves as Executive Vice President, Corporate Secretary and Chief Financial Officer of the Corporation and the Bank. Mr. Sopp is directly responsible for asset/liability management, strategic planning, human resources, facilities and Sarbanes Oxley compliance. During the five years prior to joining DNB, Mr. Sopp was employed as Vice President and Controller of Wilmington Trust Corporation, Delaware from 2000 to 2006.

BENEFITS & COMPENSATION COMMITTEE REPORT

        The Benefits & Compensation Committee held 5 meetings during fiscal year 2009. In March, August and November of 2009, the Benefits & Compensation Committee (the "Committee") received reports from DNB's senior risk officer, William J. Hieb, containing an analysis on the risk levels present in executive compensation plans. This analysis was expanded to include all compensation plans and presented to the Committee on August 10th and November 6th of 2009. In addition the specific conclusions described below, the analysis also included a review of whether SEO compensation plans encourage behavior focused on short term results rather than long-term value creation, the risks posed by employee compensation plans and how these risks were limited, including whether the employee compensation plans encourage behavior focused on short term results rather than long-term value creation. The following summary supports the conclusions of the Committee that (i) the SEO compensation plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of DNB, and (ii) the employee compensation plans do not encourage the manipulation of DNB's reported earnings in such a way as to enhance the compensation of an employee. Based on our review and discussion with management, we have recommended to the board of directors that this report be included in the Proxy Statement for the 2010 Annual Shareholders meeting.

        Section 111(b)(2)(A) of the Emergency Economic Stabilization Act requires the Committee to conduct, in conjunction with DNB's senior risk officer, a review of the incentive compensation arrangements in place between DNB and its employees.

        The Compensation Committee certifies that (1) it has reviewed with the senior risk officer of DNB the senior executive officer ("SEO") compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of DNB; (2) it has reviewed with the senior risk officer the employee compensation plans and has made reasonable efforts to limit any unnecessary risks these plans pose to DNB; and, (3) it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of DNB to enhance the compensation of any employee (the assessments reflected in items (1), (2) and (3) of this certification are collectively called the "TARP Risk Assessment").

        In the course of conducting its TARP Risk Assessment, the Committee considered the overall business and risk environment confronting DNB and how the SEO compensation plans and employee compensation plans serve to motivate employee behavior when operating within that environment.

        The committee compiled an inventory of the design features of all incentive compensation plans and programs for purposes of assessing the potential for encouraging excessive or unnecessary risk-taking that could threaten the value of the enterprise or encourage the manipulation of earnings, including:

  •
  Plan name

  •
  Participants

  •
  Timing (Goal-setting, measurement period, payment)

  •
  Funding approach (e.g. flat fee or target award approach)

  •
  Metrics (Financial versus non-financial, number of measures, weightings)

  •
  Size of incentive opportunities (relative to salary)

  •
  Award determination (Automatic/formulaic, discretionary, adjustments)

        The committee then considered how the structure of each plan or program impacted risk-taking of plan participants. In particular, the Benefits & Compensation Committee's TARP Risk Assessment focused on the following compensation plans:

•	Base Salary	•	Pension Plan (currently a frozen plan)
•	Annual Incentive Awards	•	Supplemental Executive Retirement Plan
•	Stock Option Plan	•	Commercial Lending Incentive Plan
•	Restricted Stock	•	Deferred Compensation Plan for Officers
•	401(k) Retirement Savings and Profit Sharing Plan	•	Retail Incentive Plan

        With the exception of the Supplemental Executive Retirement Plan, DNB does not maintain any compensation plans in which only SEOs participate. For purposes of this discussion, references to "SEO compensation plans" mean the portion of an employee plan in which the SEOs participate.

        With respect to the SEO compensation plans, the Committee believes that such plans do not encourage DNB's SEOs to take unnecessary or excessive risks that could harm the value of DNB. The Committee believes this to be true because the members of the Committee strive to provide a balanced aggregate compensation package to our SEOs that serve to incentivize them to manage DNB in a way that will result in company-wide financial success and value growth for our shareholders.

        We believe it is appropriate for our executives to focus certain of their efforts on near-term goals that have importance to DNB; however, we also acknowledge that near-term focus should not be to the detriment of a focus on the long-term health and success of DNB. In practice, providing base salary to any employee provides the most immediate reward for job performance. The Committee engages in an annual process to set base salary. We believe our process for establishing base salary is relatively free from risk to DNB, as we do not typically make significant adjustments to base salary based on a single year's performance.

        The committee believes it is appropriate to reward our executives focus on near-term goals, when such goals correspond to the overall company or department goals and direction set by our board of directors. To reward the executives for such focus, DNB has an Annual Incentive Plan that provides annual bonuses to our executives and other employees to support and promote the pursuit of our organizational objective and financial goals. This practice permits senior executives, as well as other deserving employees, to receive more compensation if we and the individual meet certain pre-established financial and non-financial performance goals for the year. The performance goals for executives are consistent with our Strategic Plan and Annual Budget and our performance in relation to those plans. We pay bonuses, subject to the discretion of the Committee, to executives and other officers for achieving our annual financial goals at corporate and business unit levels and for achieving measurable individual annual performance objectives. Annual incentive awards for other employees are primarily based on personal goals.

        The Committee limits the maximum amount that may be earned so that SEOs do not feel the need to strive for attainment of unreasonable or unrealistic levels of performance. In this way, we believe the design of the Annual Incentive Plan does not encourage our executives to take unnecessary or excessive risks that could harm the value of DNB.

        The other incentive compensation elements offered to our SEOs are intended to reward performance over the long-term or are intended to focus our SEOs' attention on the long-term performance of DNB. We feel there is little, if any, risk associated with our 401(k) Retirement Savings & Profit Sharing Plan or Pension Plan as they are subject to and maintained in accordance with the mandates of the Internal Revenue Code and the Employee Retirement Income Security Act. We believe that a significant portion of executive compensation should be based on value created for our shareholders. This feature of our SEOs' compensation package consists of a broad range of equity alternatives as provided for in our Incentive Equity and Deferred Compensation Plan, including but not limited to stock options, stock appreciation rights, performance shares, performance units, and restricted stock awards. We believe that long-term performance is achieved through an ownership culture that encourages long-term performance by our SEOs through the use of stock-based awards.

        In addition, the Committee believes the Deferred Compensation Plan for Officers for Executives, and the Supplemental Executive Retirement Plan for DNB's CEO encourage our executives to consider the long-term health of the company because, pursuant to the rules under the Internal Revenue Code and applicable guidance, those arrangements must be unfunded, unsecured promises to pay a benefit in the future. In the case of insolvency of the company, the executives participating in those arrangements would be treated as general unsecured creditors of DNB, thus encouraging the executives to ensure a healthy organization remains after their tenure concluded.

        Finally, the committee believes that the Commercial Lending Incentive Plan and the Retail Incentive Plan, which our SEOs are not eligible to participate in, are designed in a fashion that mitigates risk to the organization, and promotes value growth for our shareholders.

        With respect to the employee compensation plans, the TARP Risk Assessment has not resulted in a determination by the Compensation Committee that changes were necessary to bring such plans into compliance with the TARP rules. We believe that DNB has adequate policies and procedures in place to balance and control any risk-taking that may be incentivized by the employee compensation plans. The committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reporting earnings in an effort to enhance his or her compensation.

        In connection with its process of developing a compensation philosophy and establishing a framework to ensure competitive and reasonable compensation to all executive officers, the Committee directly retained an outside consultant, Robert B. Jones, JD, CPA, CEBS, CEO of Innovative Compensation and Benefits Concepts, LLC to evaluate our compensation practices and to assist in developing and implementing our executive compensation program and philosophy. Neither the Corporation nor the Bank has, in the last three years, engaged Mr. Jones in any capacity other than to advise the committee on the amount or form of executive and director compensation. He was retained by the committee after a determination that he was independent. Mr. Jones:

  •
  Developed a peer group of financial institutions for comparison. These institutions are in our area and are about the same size as we are.

  •
  Analyzed our financial performance and compensation levels against members of the peer group.

  •
  Met individually with members of the Committee and senior management to learn about our business operations and strategies, the key measures and target goals we use to evaluate our performance, and the labor and capital markets in which we compete.

  •
  Helped the Committee establish tally sheets for analyzing Total Direct Compensation company-wide and for each executive.

  •
  Submitted executive compensation recommendations to the Committee and the board of directors.

        The Committee determined that the peer group it identified is reasonable to measure our compensation practices given our continued and expected growth. For purposes of benchmarking our compensation, the Committee refers to the following institutions:

•	Bryn Mawr Bank Corporation	•	Penns Woods Bancorp, Inc.
•	Ephrata National Bank	•	Franklin Financial Services Corporation
•	FNB Bancorp, Inc.	•	Orrstown Financial Services, Inc.
•	First Chester County Corporation	•	VIST Financial Corporation

        The Committee also directly engaged the Peter R. Johnson Company ("PRJ") as a compensation consultant to survey our peers to identify salary levels for similar positions at those institutions. Mr. Johnson also assisted management in developing a new annual evaluation form that will be used for all employees of DNB. During the last three years, neither the Corporation nor the Bank has engaged PRJ in any capacity other than to advise the committee on the amount or form of executive and director compensation. PRJ was retained by the committee after a determination that it was independent.

        The committee intends to continue, in accordance with its obligations under TARP, to periodically review and assess the SEO compensation plans and employee compensation plans to ensure that the risk-taking behavior incentivized by such plans is kept to an appropriate level. The committee will, as necessary, amend or discontinue any plan or revise any company policy or procedure to meet its obligations under TARP.

        The Committee has a charter, which can be found on DNB's web site, www.dnbfirst.com, under Investor Relations; Documents/Filings.

THE BENEFITS & COMPENSATION COMMITTEE James H. Thornton, Chairman James J. Koegel Thomas A. Fillippo

MANAGEMENT COMPENSATION

EXECUTIVE COMPENSATION—SUMMARY COMPENSATION TABLE

        The following table sets forth information for each of the named executive officers for the fiscal years ended December 31, 2009 and 2008: (1) the dollar value of base salary and bonus earned; (2) stock awards; (3) the change in pension value and non-qualified deferred compensation earnings; (4) all other compensation; and, finally, (5) the dollar value of total compensation.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($) (2), (4)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (5)	Total ($) (1)
William S. Latoff	2009	322,321	—	—	243,131	8,338	573,790
Chairman & CEO	2008	295,100	—	28,650	340,253	10,915	674,918
William J. Hieb	2009	210,025	3,800	—	—	8,924	222,749
President & COO	2008	210,100	5,000	—	1,126	11,739	227,965
Albert J. Melfi	2009	200,914	3,400	—	—	7,784	212,098
EVP & Chief	2008	203,408	5,000	—	—	9,850	218,258
Lending Officer
(1)
The columns disclosing Option awards and Non-Equity Incentive Plan Compensation have been omitted from the table because no officer earned any compensation during 2009 or 2008 of a type required to be disclosed in those columns.

(2)
On December 16, 2009, the SEC adopted revisions to the reporting of stock and option awards in the Summary Compensation table. DNB is now required to report the aggregate grant date fair value of stock and option awards made during the prior fiscal year instead of disclosing the dollar amount recognized for financial statement reporting purposes. Companies such as DNB with fiscal years ending on or after December 20, 2009 are also required to recompute the amounts relating to prior years in accordance with these new standards.

(3)
Includes the compensation accrued to Messrs. Latoff's and Hieb's benefit under our Deferred Compensation Plan adopted effective October 1, 2006, described on page 30. For Mr. Latoff, the compensation accrued to Mr. Latoff's benefit during 2009 and 2008 was accrued under a Supplemental Executive Retirement Plan dated December 20, 2006, as amended March 20, 2007 and December 8, 2008. For a summary of the terms of the plan, see "Supplemental Executive Retirement Plan for Chairman and Chief Executive Officer" at pages 33 to 35 of this Proxy.

(4)
The restricted shares reported in column (e) "Stock awards" were granted under the Incentive Equity and Deferred Compensation Plan as more fully described on page 29 of this Proxy and Footnote 14 of DNB's Form 10-K filed for the period ending December 31, 2009. Share awards granted by the plan were recorded at the date of award based on the market value of shares. Awards are being amortized to expense over the three-year cliff-vesting period. DNB records compensation expense equal to the value of the shares being amortized.

(5)
Includes the following payments we paid on behalf of the following executives in 2009:

Name	Company Contributions to Defined Contribution Plans (1)	Insurance Premiums (2)
William S. Latoff	7,514	824
William J. Hieb	8,100	824
Albert J. Melfi	6,960	824
(1)
The contributions paid on the executives' behalf during 2009 under the Bank's 401(k) Retirement Savings and Profit Sharing Plan. For a summary of the terms of the plan, see the description on page 32 of this Proxy.

(2)
The insurance premiums paid on the executives' behalf during 2009 under the Bank's Insurance plans available to all employees. For a summary of the terms of the plan, see the description on page 32 of this Proxy.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE—OFFICERS

        The following table sets forth information on outstanding options and stock awards held by the named executive officers at December 31, 2009, including the number of shares underlying each stock option as well as the exercise price and the expiration date of each outstanding option.

	Option awards (1)			Stock awards (1) (2)
Name & Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
William S. Latoff	1,883	9.23	06/30/2010	6,150	37,822
Chairman & CEO	1,882	11.16	06/30/2011
	1,882	16.83	06/30/2012
	1,882	18.66	06/30/2013
	25,467	24.27	04/17/2015
	18,742	17.51	12/21/2015
William J. Hieb	6,945	22.78	12/21/2014	2,100	12,915
President & COO	17,640	17.51	12/21/2015
Albert J. Melfi	—	—		1,575	9,686
EVP & Chief Lending Officer
(1)
The columns disclosing "number of securities underlying unexercised options—non-exercisable," "equity incentive plan awards—number of securities underlying unexercised unearned options," "equity incentive plan awards: number of unearned shares, units, or other rights that have not vested" and "equity incentive plan awards—market or payout value of unearned shares, units, or other rights that have not vested" have been omitted from the table because no awards were outstanding at December 31, 2009 of a type required to be disclosed in those columns.

(2)
Stock awards were granted under our Incentive Equity and Deferred Compensation Plan and the accompanying Deferred Compensation Plan for officers. For a summary of the terms of these plans, see the description on page 29 of this Proxy.

Officer Employment Agreements

        Except as described in this Proxy Statement, none of the named executive officers of the Corporation has an employment agreement with the Corporation.

Officer Change of Control Agreements

        The Corporation and the Bank (the Corporation and the Bank are sometimes referred to herein for this purpose as the "Company") entered into Change of Control Agreements (individually referred to as an "Agreement" or collectively referred to as the "Agreements") with Mr. Hieb on April 28, 2003 and with Mr. Latoff on December 17, 2004 in order to provide the executive officers with severance payments as additional incentive to induce the executive officers to devote their time and attention to the interest and affairs of the Company. These Change of Control Agreements were amended and restated on December 20, 2006. The Company entered into a Change of Control Agreement similar to these amended and restated Change of Control Agreements with Mr. Melfi on December 20, 2006.

        As amended and restated, the change in control agreement with each executive officer obligates the Company to pay the executive officer, upon a termination of his employment with the Company after a "change in control" (as defined in the agreement), either by the Company other than for "cause" (as defined in the agreement), or by him for "good reason" (as defined in the agreement), "Base Severance" in an amount equal to a designated multiple of his "Total Annual Cash Compensation." For Mr. Latoff, the multiple is 2.99. For Mr. Hieb, the multiple is 2.00. For Mr. Melfi, the multiple is 1.5. These payments and the value of these benefits, including payments under all other plans which the executives participate in, would be estimated to total $484,816 for Mr. Hieb, $3,018,269 for Mr. Latoff (under the provisions of his change in control agreement SERP as in force on December 31, 2006), and $332,546 for Mr. Melfi applying the assumptions that the triggering event took place on December 31, 2009.

        The agreement defines an executive officer's "Total Annual Cash Compensation" as the sum of two elements:

  (I)
  The aggregate amount of (i) salary, (ii) the Company's cash contribution toward the cost of medical, life, disability and health insurance benefits, and (iii) employer contributions (whether or not matching) under the Company's qualified defined contribution retirement plans, that was payable to or for the benefit of the executive officer at any time during a designated period ended prior to the time the executive officer becomes entitled to severance payments (the "Base Element"). For Mr. Latoff, this figure is averaged and the period over which the average is determined is the three most recent fiscal years. For Mr. Hieb, this figure is averaged and the period over which the average is determined is the two most recent fiscal years. For Mr. Melfi, this period is the most recent full fiscal year of the Company.

  (II)
  The aggregate cash bonuses that have been earned by the executive officer for performance by the executive officer during a designated period ended prior to the time the executive officer becomes entitled to severance payments, but any bonus shall only be included in the foregoing to the extent it has been finally approved and fixed as to amount at the time the executive officer becomes entitled to severance payments (the "Bonus Element"). For Mr. Latoff, this figure is averaged and the period over which the average is determined is the three most recent fiscal years. For Mr. Hieb, this figure is averaged and the period over which the average is determined is the two most recent fiscal years. For Mr. Melfi, this period is the most recent full fiscal year of the Company.

        The severance payment is to be made in a lump sum within 1 calendar week following the date of termination, subject to withholding by the Corporation as required by applicable law and regulations. For each of the executive officers other than Mr. Latoff, if the severance payment or payments under the agreement, either alone or together with other payments which the executive officer has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision, such lump sum severance payment is to be reduced to the largest amount as will result in no portion of the lump sum severance payment under the agreement being subject to the excise tax imposed by Section 4999 of the Code. For Mr. Latoff, if, as a result of payments provided for under the agreement, together with all other payments in the nature of compensation provided to or for the benefit of Mr. Latoff under any other plans or agreements in connection with a Change in Control, Mr. Latoff becomes subject to excise taxes under Section 4999 of the Code, then, in addition to any other benefits provided under or pursuant to the agreement or otherwise, the Company will be obligated to pay to Mr. Latoff at the time any such payments are made under or pursuant to his change of control agreement or other plans or agreements, an amount equal to the amount of such excise taxes (this is referred to in the Agreement as the "Parachute Tax Reimbursement"). In addition, the Company is obligated to "gross up" any Parachute Tax Reimbursement by paying to Mr. Latoff at the same time an additional amount equal to the aggregate amount of any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise, and whether Federal, state or local) that are or will be payable by Mr. Latoff as a result of the Parachute Tax Reimbursement being paid or payable to Mr. Latoff and as a result of such additional amounts paid or payable to Mr. Latoff for the Parachute Tax Reimbursement or its gross-up, such that after payment of such additional taxes Mr. Latoff shall have been paid on a net, after-tax basis an amount equal to the Parachute Tax Reimbursement. These tax-related amounts are to be computed assuming that Mr. Latoff is subject to each tax at the highest marginal rate. If more than one agreement or plan provides for a Parachute Tax Reimbursement and a gross-up for Mr. Latoff, he is to receive only one Parachute Tax Reimbursement.

        Each agreement also provides for payment of the executive officer's health insurance, HMO or other similar medical provider benefits (excluding any disability plans or benefits) for a designated period after termination of employment. For Mr. Latoff, this period is 18 months. For the other executive officers, it is 12 months.

        The change of control agreements define a "change in control" as any one or more of the following: (1) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")(or any successor provision) as it may be amended from time to time; (2) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act in effect on the date first written above), other than DNB or the Bank or any "person" who on the date hereof is a director of officer of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's then outstanding securities; (3) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or (4) the signing of a letter of intent or a formal acquisition or merger agreement between the Company and a third party which contemplates a transaction which would result in a "change of control" of the type described in clauses (1), (2) or (3) of this sentence, but only if the letter of intent or agreement, or the transaction contemplated thereby, has not been canceled or terminated at the time employment terminates.

        The change of control agreements define termination for "cause" as termination for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, suspension or removal from office or prohibition from participation in the conduct of the Company's affairs pursuant to a notice or other action by any Regulatory Agency, or willful violation of any law, rule or regulation or final cease-and-desist order which in the reasonable judgment of the Board of Directors of the Company will probably cause substantial economic damages to the Company, willful or intentional breach or neglect by the executive officer of his duties, or material breach of any material provision of this Agreement. For purposes of this paragraph, no act, or failure to act on the executive officer's part shall be considered "willful" unless done, or omitted to be done, by him without good faith and without reasonable belief that this action or omission was in the best interest of Company; provided that any act or omission to act by the executive officer in reliance upon an approving opinion of counsel to the Company or counsel to the executive officer shall not be deemed to be willful. The terms "incompetence" and "misconduct" shall be defined with reference to standards generally prevailing in the banking industry. In determining incompetence and misconduct, Company shall have the burden of proof with regard to the acts or omission of the executive officer and the standards prevailing in the banking industry.

        An executive officer shall be deemed to have "good reason" for terminating his employment under his change of control agreement if he terminates such employment within two (2) years after the occurrence of any one or more of the following events without his express written consent, but only if the event occurs within two (2) years after a "change in control" (as defined in the agreement): (i) the assignment to the executive officer of any duties inconsistent with the executive officer's positions, duties, responsibilities, titles or offices with the Company as in effect immediately prior to a change in control of the Company, (ii) any removal of the executive officer from, or any failure to re-elect the executive officer to, any of such positions, except in connection with a termination or suspension of employment for cause, disability, death or retirement, (iii) a reduction by the Company in the executive officer's base annual salary, bonus and/or benefits as in effect immediately prior to a change in control or as the same may be increased from time to time thereafter, or the failure to grant periodic increases in the executive officer's base annual salary on a basis at least substantially comparable to the lowest periodic increase granted to other officers of the

Company having the title of senior vice president or above, or (iv) any purported termination of the executive officer's employment with the Company when "cause" (as defined in this Agreement) for such termination does not exist, or (v) a relocation of the executive officer's workplace outside of Chester County, Pennsylvania.

        Our ability to pay severance under change in control agreement is impacted by provisions of ARRA, which, as long as any obligations (other than the warrants to purchase our common stock issued to the Treasury) remain outstanding under the U.S. Treasury Department's Capital Purchase Program, prohibits any payment to a senior executive officer or any of the next five most highly-compensated employees for departure from a company for any reason, except for payments for services performed or benefits accrued. On December 16, 2009, the Board of Directors of DNB Financial Corporation and its wholly owned subsidiary DNB First National Association approved an amendment to the change of control agreements for the following executives: William S. Latoff, William J. Hieb, Albert J. Melfi, Richard J. Hartman, Gerald F. Sopp and Bruce E. Moroney. The amendment modifies the change of control agreements to comply with certain provisions of the Emergency Economic Stabilization Act of 2008 ("EESA"), the American Recovery Reinvestment Act of 2009 ("ARRA") and the provisions of the Interim Final Rule on "TARP Standards for Compensation and Corporate Governance" published by the United States Treasury Department ("UST") on June 15, 2009. The modifications establish that if in the event any portion or element or any other compensation, benefits or perquisites must be reduced, delayed or modified in order for the Company to comply with any requirements of the TARP Provisions these agreements will be deemed automatically amended to cause the Company to be in compliance at all times with the TARP requirements. In addition according to the amendment, each executive waives any claim they may now or hereafter have against the Company for any changes to Executive's compensation or benefits that are required for the Company to comply with TARP Requirements. For more information on the provisions imposed on DNB while it participates in the Capital Purchase Program, see, "Impact of Recent Regulatory Developments on Determinations of Executive Compensation," beginning on page 35.

 DIRECTOR COMPENSATION TABLE

        The Corporation has compensated its directors for their services and expects to continue this practice. Information relating to the compensation of the Corporation's directors during 2009 is set forth below.

Name	Fees Earned or Paid in Cash ($)	Stock awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)
Thomas A. Fillippo	21,680	—	1,626	—
Gerard F. Griesser	3,845	—	—	—
William J. Hieb (3)	—	—	—	—
Mildred C. Joyner	20,380	—	2,038	—
James J. Koegel	26,180	—	1,745	—
William S. Latoff (3)	—	—	—	—
Eli Silberman (2)	20,880	—	—	30,000
James H. Thornton	29,680	—	1,978	—
(1)
The columns disclosing option awards, non-equity incentive plan compensation, and all other forms of compensation have been omitted from the table because no director earned any compensation during 2009 of a type required to be disclosed in those columns. For aggregate numbers of stock awards and option awards outstanding at December 31, 2009, see the following table titled, "Outstanding Equity awards At Fiscal Year End Table—Directors."

(2)
During 2009, the Corporation has paid an aggregate of $30,000 in consulting fees to TSG, Inc., a corporation owned by Eli Silberman, a director of the Corporation, for public relations and marketing services rendered to the Corporation and the Bank. There is no such agreement for similar services to be provided in 2010.

(3)
Messrs. Hieb and Latoff received no compensation for their service on the Board of Directors. Compensation paid to each of them as President & COO and as Chairman & CEO, respectively, is disclosed in the Executive Compensation—Summary Compensation Table on page 22.

        Directors receive periodic fees based on the following schedule:

Annual Fees:
Cash Retainer (all members)	$15,380
Equity Compensation (all members)	—
Committee Chairperson:
Audit Committee	7,000
All Other Committees	5,000
Fee for a Director who Chairs more than one Committee	2,500
Per-Meeting Attendance Fees:
Board meetings (all members)	$—
Committee meetings:
On-Site	500
Telephonic	300

        On April 17, 2009, the Board of Directors of DNB Financial Corporation and its wholly owned subsidiary DNB First, National Association approved agreements with Messrs. Fillippo, Koegel, Silberman and Thornton as well as Ms. Joyner to terminate his or her Change of Control Agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE—DIRECTORS

        The following table sets forth information on outstanding options and stock awards held by Directors at December 31, 2009, including the number of shares underlying each stock option as well as the exercise price and the expiration date of each outstanding option.

	Option awards (1)			Stock awards (1) (2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Thomas A. Fillippo				1,275	7,841
Mildred C. Joyner	3,472	24.27	04/17/2015	1,275	7,841
	2,756	17.51	12/21/2015
James J. Koegel	6,366	24.27	04/17/2015	1,275	7,841
	2,756	17.51	12/21/2015
Eli Silberman	667	18.66	06/30/2013	1,275	7,841
	6,366	24.27	04/17/2015
	2,756	17.51	12/21/2015
James H. Thornton	1,883	9.22	06/30/2010	1,275	7,841
	1,882	11.16	06/30/2011
	1,882	16.83	06/30/2012
	1,882	18.66	06/30/2013
	6,366	24.27	04/17/2015
	2,756	17.51	12/21/2015
(1)
The columns disclosing number of securities underlying unexercised options that are non-exercisable, equity incentive plan awards: number of securities underlying unexercised unearned options, equity incentive plan awards: number of unearned shares, units, or other rights that have not vested and equity incentive plan awards: Market or payout value of unearned shares, units, or other rights that have not vested have been omitted from the table because awards were outstanding at December 31, 2009 of a type required to be disclosed in those columns.

(2)
The stock awards granted to each director were granted under the Corporation's Incentive Equity and Deferred Compensation Plan for Officers and Directors. For a summary of the terms of the plan, see the description on page 29 of this Proxy.

Stock Option Plan

        At the Corporation's annual meeting in 2004, the shareholders of the Corporation approved the Corporation's 1995 Stock Option Plan (as amended and restated, effective as of April 27, 2004) (the "Stock Option Plan"). In approving the amendment and restatement of the Stock Option Plan at the 2004 annual meeting, the Corporation's shareholders approved the availability of 200,000 additional shares of the Corporation's Common Stock (to permit an aggregate maximum of 643,369 shares) to be issued upon the exercise of incentive and non-qualified stock options that the Board of Directors may grant to employees and Directors of the Corporation and the Bank. In addition to increasing the number of shares that may be issued on option exercises, the shareholders also approved amendments to (i) incorporate the possibility for Board of Directors' approval of "immaculate cashless" exercises of Stock Options, (ii) eliminate a formula requirement for annual grants of Stock Options to directors of the Corporation, (iii) extend the term of the Stock Option Plan to April 27, 2014, (iv) provide for the possibility that the Stock Option Plan could be administered by a Committee of the Board, (v) permit optionees to elect to have withholding taxes paid in shares of Common Stock, and (vi) grant greater flexibility to the Board of Directors in administering the Plan.

        Option exercise prices must be 100% of the fair market value of the shares on the date of option grant and the option exercise period may not exceed 10 years except that, with respect to incentive stock options awarded to persons holding 10% or more of the combined voting power of the Corporation, the option exercise price may not be less than 110% of the fair market value of the shares on the date of option grant and the exercise period may not exceed 5 years.

Incentive Equity and Deferred Compensation Plan

        The Corporation's Incentive Equity and Deferred Compensation Plan (the "Omnibus Plan"), which has not been approved by the Corporation's shareholders, provides for grants of stock appreciation rights ("SARs"), restricted stock ("Restricted Stock") and unrestricted stock ("Unrestricted Stock") (awards of Restricted Stock and Unrestricted Stock are sometimes referred to as "Stock awards"), and provide for employees and directors to periodically elect to defer receipt of compensation from the Corporation ("Deferred Compensation") (these are sometimes referred to below as "awards"). Under the Incentive Equity and Deferred Compensation Plan (in this discussion sometimes referred to as the "Plan"), awards may be granted either alone or in addition to or in tandem with another award. The Board of Directors may amend or terminate the Incentive Equity and Deferred Compensation Plan, except as limited or prohibited by applicable law or regulations.

        The DNB board of directors approved on February 25, 2009, and the shareholders approved on May 5, 2009, an amendment to our Incentive Equity and Deferred Compensation Plan (adopted effective November 24, 2004) to limit the aggregate number of shares of common stock available for issuance under the plan after the effective date of the amendment to 230,015 shares (as that number needs to be adjusted for recapitalizations and other transactions described in the plan). Upon adoption of these amendments, currently applicable NASDAQ rules would permit awards of shares potentially over the next ten years through May 5, 2019 but would require another shareholder approval for awards after May 5, 2019.

        Under the Plan, Unrestricted Stock awards can be granted by the Board with or without conditions and may provide for an immediate or deferred transfer of shares to the participant; and Restricted Stock awards would be subject to such restrictions on transferability and risks of forfeiture as the Board may determine. If the participant terminates employment with the Corporation during the restriction period related to any Restricted Stock award, the shares of Common Stock subject to the restriction would be forfeited; however, the Board would have discretion to waive any restriction or forfeiture condition related to such shares of Common Stock. The Incentive Equity and Deferred Compensation Plan permits Stock awards qualifying as "performance-based compensation" under Section 162(m) of the Code to certain participants that qualify as "covered employees" under Section 162(m) of the Code. However, the Board of Directors does not anticipate granting any Stock awards qualifying as "performance-based compensation" under Section 162(m).

        The Plan permits participants to elect to defer receipt of all or any part of a participant's annual salary, bonus, director's fees, or (subject to Board discretion) Common Stock or cash deliverable pursuant to a Stock Option or an award. Elections as to salary and bonus could only be made annually. The Corporation would establish a special ledger account ("Deferred Compensation Account") on the books of the Corporation for each electing participant. The Corporation may establish one or more trusts to fund deferred compensation obligations under the Incentive Equity and Deferred Compensation Plan. The accounts of multiple participants may be held under a single trust but in such event each account would be separately maintained and segregated from each other account.

        Except in the case of financial hardship, a participant would not receive a distribution, in either a lump sum or in annual installments over a period of up to 10 years as specified by the participant, from his or her Deferred Compensation Account until the earlier of (1) termination of the participant's employment or directorship with the Corporation, or (2) the death or legal incapacitation of the participant, a "change in control" of the Corporation (as finally defined in any Supplemental Equity

Compensation Plan as may be adopted). In addition, a director may, subject to certain restrictions, specify an age to receive distributions of the director's Deferred Compensation Account. The Board of Directors would have authority, in its sole discretion, to allow an early distribution from a participant's Deferred Compensation Account in the event of severe financial hardship due to the sudden illness of the participant or a participant's family member, or the loss of the participant's property due to casualty or other extraordinary circumstance.

        As long as any obligations (other than the warrants to purchase our common stock issued to the Treasury) remain outstanding under the U.S. Treasury Department's Capital Purchase Program, our incentive compensation policies and the structure of our incentive compensation program may be affected by ARRA and regulations issued by the U.S. Treasury Department under EESA, and our ability to pay any "bonus, retention award, or incentive compensation" to our chief executive officer is limited by provisions of the ARRA. For more information on the provisions imposed on DNB while it participates in the Capital Purchase Program, see, "Impact of Recent Regulatory Developments on Determinations of Executive Compensation," beginning on page 35.

Deferred Compensation Plans for Officers and Directors

        Under the Omnibus Plan, DNB has also established the Deferred Compensation Plan for Directors of DNB Financial Corporation adopted effective October 1, 2006 (the "Directors Plan") and the DNB Financial Corporation Deferred Compensation Plan adopted effective October 1, 2006 (the "Officers Plan") (individually, a "Plan" and collectively, "Plans").

        The Directors Plan permits a non-employee director of DNB or any of its direct or indirect subsidiaries to defer all or a portion of the compensation payable to the director for his or her services as a member of the board of DNB or a subsidiary and committees thereof. The Officers Plan permits an eligible officer to elect to defer up to fifty percent (50%) of the regular salary otherwise payable to the eligible officer and all or a portion of any annual or other periodic bonus otherwise payable to the eligible officer. The Omnibus Plan contains provisions governing the Directors Plan and the Officers Plan, which are subject to the Omnibus Plan except to the extent they provide otherwise.

        Pursuant to the applicable Plans, DNB will provide eligible officers and non-employee directors the opportunity to enter into agreements for the deferral of a specified percentage of their annual compensation and/or bonus award. The obligations of DNB to pay compensation that is deferred under the Plans, which are called Deferred Compensation Obligations in the registration statement, will be unsecured general obligations of DNB to pay the deferred compensation in the future in accordance with the terms of the applicable Plans, and will rank pari passu with other unsecured and unsubordinated indebtedness of DNB, from time to time outstanding. There is no trading market for the Deferred Compensation Obligations. The Deferred Compensation Obligations are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Any attempt by any person to transfer or assign benefits under any of the Plans will be null and void. The Deferred Compensation Obligations are not convertible into any other security of DNB. The amount of compensation to be deferred by each participating officer or non-employee director, and hence the amount of the Deferred Compensation Obligations owed to each participant and to participants in the aggregate will be determined in accordance with the Plans based on elections to be made in the future by each participant.

        The Plans require that amounts credited to an eligible director's deferred compensation account must be payable no later than the earlier of: (i) the date as of which the director separates from service with DNB, within the meaning of Section 409A of the Code; or (ii) the director's attainment of age 75. The Plans require that amounts credited to an eligible officer's deferred compensation account must be payable no later than the date as of which the officer separates from service with DNB. Subject to these requirements, a participant may designate an earlier distribution date at the time he or she elects to defer compensation. This earlier distribution date may be either (a) the director's or officer's attainment of a specified age or (b) a specified date. A single designation must apply to the entire balance of the participant's deferred compensation account.

        While the Plans permit a participant to change this earlier distribution date from time to time, the new early distribution date a participant selects in any change cannot be less than 12 months after the date the participant makes that change, and the first payment as a result of the new designation cannot be made earlier than five (5) years after the date the first payment would have been made before the participant changed the early distribution date.

        A participant may elect to have distributions made from his or her deferred compensation account in the form of a lump sum, or in annual installments for a period of up to ten (10) years. The first distribution payment is to be made on or about January 15 of the calendar year following the calendar year in which the distribution event occurs.

        Each participant has the right to designate one or more persons as beneficiary to receive the balance of the participant's deferred compensation account on the participant's death. A participant may, from time to time, revoke or change the beneficiary designation by filing a new designation with DNB. The last designation received by DNB in accordance with the applicable Plans will be controlling as long as DNB receives it prior to the participant's death. If no beneficiary designation is in effect at the death of a participant, or if no designated beneficiary survives the participant, the balance of the participant's deferred compensation account will be made to the participant's estate.

        All elections and designations must be made in accordance with the terms of the respective Plans.

        The Plans permit the board of directors or administering committee to authorize distribution of all or a portion of a participant's deferred compensation account in advance of the elected deferral date upon request of the participant if the board of directors or administering committee determines that the participant has experienced an unforeseeable emergency, within the meaning of Section 409A of the Internal Revenue Code.

Retirement Plans

Pension Plan

        The Corporation does not have a retirement or pension plan. The Bank, however, maintains a noncontributory defined benefit pension plan (the "Pension Plan") covering all employees of the Bank, including officers, who have been employed by the Bank for 1 year and have attained 21 years of age. The Pension Plan provides pension benefits to eligible retired employees at 65 years of age equal to 1.5% of their average monthly base salary, multiplied by their years of accredited service. The accrued benefit is based on the monthly average of their highest 5 consecutive years of their last 10 years of service.

        Effective December 31, 2003, the Bank amended its Pension Plan so that no participants will earn additional benefits under the Pension Plan after December 31, 2003. As a result of this amendment, no further service or compensation will be credited under the Pension Plan after December 31, 2003. The Pension Plan, although frozen, will continue to provide benefit payments and employees can still earn vested credits until retirement, although as of December 31, 2008, there were no participants that were not already 100% vested.

        During 2010, management does not anticipate that the Bank will make a contribution to the Pension Plan for the 2009 Plan Year. The benefits listed in the table below are not subject to any deduction for Social Security or other offset. Annual retirement benefits are paid monthly to an employee during his lifetime. An employee may elect to receive lower monthly payments, in order for his or her surviving spouse to receive monthly payments under the Pension Plan for their joint lives.

        The following table shows the estimated annual retirement benefit payable pursuant to the Pension Plan of an employee currently 65 years of age, whose highest salary remained unchanged during his last 5 years of employment and whose benefit will be paid for the remainder of his life.

	Amount of Annual Retirement Benefit with Credited Service of:
Average Annual Earnings	10 Years	20 Years	30 Years	40 Years
$ 25,000	$3,750	$7,500	$11,250	$15,000
50,000	7,500	15,000	22,500	30,000
75,000	11,250	22,500	33,750	45,000
100,000	15,000	30,000	45,000	60,000
125,000	18,750	37,500	56,250	75,000
150,000	22,500	45,000	67,500	90,000
175,000	26,250	52,500	78,750	105,000
200,000	30,000	60,000	90,000	120,000

401(k) Retirement Savings and Profit Sharing Plan

        During the fourth quarter of 1994, the Bank adopted a retirement savings plan intended to comply with Section 401(k) of the Internal Revenue Code of 1986. Prior to January 1, 2004, employees became eligible to participate after 6 months of service, and would thereafter participate in the 401(k) plan for any year in which they have been employed by the Bank for at least 501 hours. Effective January 1, 2004, employees were eligible to participate in the plan immediately after hire and regardless of the hours they were employed in any year. Effective July 1, 2005 all employees, with the exception of on-call employees, were eligible to participate in the plan immediately after hire and regardless of the hours they were employed in any year. In general, amounts held in a participant's account are not distributable until the participant terminates employment with the Bank, reaches age 59 1/2, dies or becomes permanently disabled.

        Participants are permitted to authorize pre-tax savings contributions to a separate trust established under the 401(k) plan, subject to limitations on deductibility of contributions imposed by the Internal Revenue Code. Effective July 1, 2007 the Bank amended the plan to allow after-tax contributions to be made as well. The contributions are subject to the same limitations. The Bank made matching contributions of $.25 for every dollar of deferred salary, up to 6% of each participant's annual compensation from the inception of the plan until December 31, 2008. Effective January 1, 2010, management indicated that it would evaluate discretionary matching contributions each quarter based upon DNB's financial performance. The Corporation's matching contributions to the 401(k) plan for 2009 was $0. On January 1, 2005, the Bank adopted a safe harbor provision for the plan which requires a 3% qualified non-elective contribution to be made to any employee with wages in the current year. Vesting in these qualified non-elective contributions is 100% at all times.

        In 2004, the Bank added a profit-sharing feature to the retirement savings plan under which it began making contributions in 2005 for the 2004 plan year equal to 3% of eligible participants' W-2 wages. Under this feature of the plan, employees are immediately eligible for benefits and will be 100% vested after 3 years of service. In order to be credited with the profit-sharing contribution for any year, an employee must be employed on the last day of the plan year.

Insurance

        All eligible fulltime employees of the Bank are covered as a group by basic hospitalization, major medical, long-term disability, term life and a prescription drug plan. The Bank pays the total cost of the plan for employees with the exception of the major medical and the prescription drug plan, in which there is cost sharing and a co-payment required by the employees.

Supplemental Executive Retirement Plan for Chairman and Chief Executive Officer

        On December 20, 2006, the Board of Directors of DNB Financial Corporation approved, and effective April 1, 2007 and December 8, 2008 modified, a Supplemental Executive Retirement Plan (also known as a SERP) for its Chairman and Chief Executive Officer, William S. Latoff. The purpose of the SERP is to provide Mr. Latoff a pension supplement beginning at age 70 for 15 years in approximately equal amounts each year and to compensate him for the loss of retirement plan funding opportunities from his other business interests because of his commitments to DNB as Chairman and CEO. Mr. Latoff was age 55 when DNB hired him as Chairman and CEO. Pursuant to the SERP, DNB makes annual allocations of $70,000 prior to December 31 each year, commencing in 2006, until 2018, the year in which Mr. Latoff turns age 70, for a total of 13 installments. The SERP provides that the adoption of the plan shall not constitute an employment contract between DNB and Mr. Latoff.

        Pursuant to the SERP, DNB is obligated to pay future benefits to Mr. Latoff calculated by applying a designated rate of return to the periodic allocations under the SERP. The rate of return is to be fixed each year on January 1 at the commercial bank "prime rate" then most recently published by the Wall Street Journal, but in any event the rate of return will not be less than 8.00% percent per annum nor more than 9.50% per annum. The rate of return as so established on each January 1 will remain fixed through the entire year, but may change again on the following January 1. The SERP account will be credited monthly with earnings or losses on the balance of the SERP account since the preceding month in accordance with these requirements.

        At any point in time, Mr. Latoff's accrued benefit under the SERP will be his vested interest in the balance of the SERP account. Initially, Mr. Latoff's accrued benefit was equal to 40% of the SERP account balance. As of December 31, 2008, Mr. Latoff was 94% vested under the SERP and, provided that he remains employed continuously by DNB or the Bank his interest under the SERP vests in increments of 1.0% on the first of every month thereafter until 100% vested on June 1, 2009. The SERP provides that he will become 100% vested in the SERP account if his employment with DNB or the Bank is terminated for reasons other than "Cause" (as defined in the SERP), or if he terminates his employment for "Good Reason" (as defined in the SERP) following a "Change in Control" (as defined in the SERP). He will also become 100% vested in the SERP account if he terminates his employment for Good Reason following the signing of a letter of intent or a formal acquisition or merger agreement between DNB or the Bank, of the one part, and a third party which contemplates a transaction that would result in a Change in Control, but only if the letter of intent or agreement, or the transaction it contemplates, has not been canceled or terminated at the time of his termination for Good Reason. If Mr. Latoff's employment is terminated for Cause before payments begin, he will forfeit his entire benefit and no payments will be made to him or his beneficiary. If his employment is terminated for Cause after payments begin, no further payments will be made to him or his beneficiary.

        The SERP defines "Cause" as personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, suspension or removal from office or prohibition from participation in the conduct of DNB's or Bank's affairs pursuant to a notice or other action by any regulatory agency having jurisdiction over DNB or the Bank, or willful violation of any law, rule or regulation or final cease-and-desist order which in the reasonable judgment of the Board of Directors will probably cause substantial economic damages to DNB, willful or intentional breach or neglect by Mr. Latoff of his duties, or material breach of any material provision of any agreement between DNB or the Bank and Mr. Latoff pertaining to his employment. For purposes of this definition of "Cause," no act, or failure to act on Mr. Latoff's part shall be considered "willful" unless done, or omitted to be done, by him without good faith and without reasonable belief that this action or omission was in the best interest of Company; provided that any act or omission to act by Mr. Latoff in reliance upon an approving opinion of counsel to DNB or counsel to Mr. Latoff shall not be deemed to be willful. The terms "incompetence" and "misconduct" shall be defined with reference to standards generally prevailing in the banking industry. In determining incompetence and misconduct, Company shall have the burden of proof with regard to the acts or omission of Mr. Latoff and the standards prevailing in the banking industry.

        The SERP defines "Good Reason" as (a) the assignment to Mr. Latoff of any duties inconsistent with Mr. Latoff's positions, duties, responsibilities, titles or offices with DNB or the Bank as in effect immediately prior to a Change in Control, (b) any removal of Mr. Latoff from, or any failure to re-elect Mr. Latoff to, any of such positions, except in connection with a termination or suspension of employment for Cause, disability, death or retirement, (c) a reduction by DNB or the Bank in Mr. Latoff's base annual salary, bonus and/or benefits as in effect immediately prior to a Change in Control or as the same may be increased from time to time thereafter, or the failure to grant periodic increases in Mr. Latoff's base annual salary on a basis at least substantially comparable to the lowest periodic increase granted to other officers of DNB having the title of executive vice president or above, (iv) any purported termination of Mr. Latoff's employment with DNB or the Bank when Cause does not exist, or (v) a relocation of Mr. Latoff's workplace outside of Chester County.

        The SERP defines "Change in Control" as any one or more of the following three events with respect to DNB or the Bank:

  (1)
  a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") (or any successor provision) as it may be amended from time to time.

  (2)
  any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act in effect on the date first written above), other than DNB or the Bank or any "person" who on the date hereof is a director of officer of DNB or the Bank, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of DNB or the Bank representing 25% or more of the combined voting power of Company's or Bank's then outstanding securities.

  (3)
  during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of DNB or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

        The SERP provides that, commencing on January 1, 2019, or as soon as practicable after that date, Mr. Latoff's accrued benefit under the SERP will be paid to him in 15 annual installments. The payments are to be made on those dates whether or not he is still employed by DNB or the Bank as of January 1, 2019. However, no later than January 1, 2018, he may elect in writing to defer receipt of the installment payments and instead receive the benefit in a lump sum or in two to 15 annual installments, commencing as of a date he specifies, provided that no deferred payment can be made earlier than January 1, 2024. If Mr. Latoff dies before January 1, 2019, his beneficiary may elect to receive the benefit beginning on January 1, 2019, or as soon as practicable after that date, in either a single lump sum, or in annual installments over a period of up to 15 years, or in a commercial annuity, but if a valid election is not made by the beneficiary, the payment will be in a single lump sum. All payments will be subject to all applicable Federal, state and local tax withholding requirements, and other charges and assessments imposed by law.

        Payments under the SERP are to be grossed up to compensate Mr. Latoff for any "parachute payment" excise taxes under Section 4999 of the Internal Revenue Code to which he would otherwise be subjected if the payments under the SERP, together with any other payments to him or for his benefit would subject him to those taxes. In addition, DNB will further compensate him for any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise, and whether Federal, state or local) that he will have to pay as a result of this gross up reimbursement or taxes on it. The amount of the gross-up for additional taxes on the parachute payment gross up reimbursement is to be computed on the assumption that he will be subject to each tax at the highest marginal rate. The SERP provides, however, that if another plan or agreement also provides for a reimbursement of these costs or taxes, only one reimbursement will be given to him. The excise tax and the gross-ups shall be computed by a registered public accounting firm selected by the compensation committee.

        DNB's authority to permit vesting or acceleration of benefits under the SERP upon a change in control or termination of employment may be limited by provisions of ARRA, which prohibit any payment to a senior executive officer for departure from a company for any reason, except for payments for services performed or benefits accrued. For more information on the provisions imposed on DNB while it participates in the Capital Purchase Program, see, "Compensation Discussion and Analysis—Impact of Recent Regulatory Developments on Determinations of Executive Compensation," beginning on page 23.

        DNB may amend the SERP at any time to the extent necessary to comply with any requirement or limitation set forth in Section 409A of the Internal Revenue Code or its regulations, but otherwise DNB may amend it only with the express, written consent of Mr. Latoff or his beneficiary.

Impact of Recent Regulatory Developments on Determinations of Executive Compensation

        On January 30, 2009, the Corporation completed a preferred stock issuance under the U.S. Treasury Department's Capital Purchase Program (also called the CPP), which implements provisions of the Emergency Economic Stabilization Act of 2008 (sometimes called EESA) and the Treasury Department's Troubled Asset Relief Program implementing parts of EESA (also called the TARP). The CPP requires us to comply with executive compensation requirements under EESA and applicable Treasury Department Regulations. The American Reinvestment and Recovery Act of 2009 (sometimes called ARRA), which became effective February 17, 2009, amended EESA to add expansive new restrictions on executive compensation for financial institutions such as the Corporation that participate in the CPP. These federal laws impose requirements including the following on the Corporation so long as it has not repaid and redeemed the preferred stock it issued in the CPP:

  •
  Our incentive compensation arrangements may not encourage our chief executive officer, next two most highly compensated executive officers, and up to two additional highly compensated employees (these individuals are known as our senior executive officers) to take unnecessary and excessive risks. The Benefits & Compensation Committee must review our incentive compensation arrangements to confirm this.

  •
  Our Benefits & Compensation Committee must meet periodically with our senior risk officer to discuss and evaluate employee compensation plans in light of an assessment of any risk to the Corporation posed by such plans, as well as the relationship between our risk management policies and practices and our compensation arrangements and plans.

  •
  We are prohibited from making any payment to any of our senior executive officers or any of the our five next most highly compensated employees for departure from the company for any reason, except for payments for services performed or benefits accrued. This is often referred to as a golden parachute payment.

  •
  Applicable Treasury regulations may deem us to have agreed to limit our tax deduction for compensation paid to any senior executive officer to $500,000 annually. Included within this limitation is deferred compensation earned by a senior executive officer during a year in which the U.S. Treasury holds an equity or debt position in the Corporation but which is not eligible for a deduction until a subsequent year.

  •
  ARRA prohibits CPP participants from paying any "bonus, retention award, or incentive compensation" to certain officers. In our case, it applies these restrictions to only our chief executive officer because of the amount of preferred stock we issued in the CPP. This prohibition does not apply to bonus amounts payable pursuant to certain agreements in effect on or before February 11, 2009.

  •
  The new law allows one exception to the restriction on bonuses, retention awards or incentive compensation by permitting companies to issue "long-term" restricted stock, but the value of the stock cannot exceed one-third of the total amount of annual compensation of the employee receiving the stock, and the stock cannot fully vest until after all CPP obligations (other than the warrants to purchase our common stock issued to the Treasury) have been satisfied. The law does not explain, and the Treasury Department has not yet issued any regulations clarifying, how to treat or value a wide variety of compensation related items when planning for compliance with this provision.

  •
  ARRA requires every company receiving CPP assistance to permit a non-binding shareholder vote to approve the compensation of executives as disclosed in the company's proxy statement.

  •
  We are required to recover any bonus or other incentive payment paid to a senior executive officer or any of the next 20 most highly compensated employees on the basis of materially inaccurate financial or other performance criteria.

  •
  ARRA prohibits a CPP participant from implementing any compensation plan that that would encourage manipulation of the reported earnings of the company to enhance the compensation of any of its employees.

  •
  ARRA requires our chief executive officer and chief financial officer to provide a written certification of compliance with the executive compensation restrictions in ARRA in the company's annual filings with the SEC.

  •
  ARRA requires each CPP participant to implement a company-wide policy regarding excessive or luxury expenditures, including excessive expenditures on entertainment or events, office and facility renovations, aviation or other transportation services.

 CERTAIN TRANSACTIONS OF MANAGEMENT AND OTHERS WITH THE CORPORATION AND ITS SUBSIDIARIES

        The Bank makes loans to executive officers and directors of the Bank in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the transaction is originated for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Federal regulations prohibit the Bank from making loans to executive officers and directors of the Corporation or the Bank at terms more favorable than could be obtained by persons not affiliated with the Corporation or the Bank. The Bank's policy towards loans to executive officers and directors currently complies with this limitation. The aggregate outstanding balance of the loans to all executive officers, directors or their affiliates, whose aggregate indebtedness to the Bank exceeded $120,000, at December 31, 2009, represented .50% of shareholders' equity of the Corporation on that date.

        Some current directors, nominees for director and executive officers of the Corporation and entities or organizations in which they were executive officers or the equivalent or owners of more than 10% of the equity were customers of and had transactions with or involving the Bank in the ordinary course of business during the fiscal year ended December 31, 2009. None of these transactions involved amounts in excess of 5% of the Corporation's consolidated gross revenues during 2009 or, if applicable, more than 5% of the other entity's consolidated gross revenues for its last full fiscal year (with the exception of the Agreement of Lease between the Bank and Headwaters Associates, as described below), nor was the Corporation indebted to any of the foregoing persons or entities in an aggregate amount in excess of 5% of the Corporation's total consolidated assets at December 31, 2009. Additional transactions with such persons and entities may be expected to take place in the ordinary course of business in the future.

        During 2009, the Corporation paid an aggregate of $30,000 in consulting fees to TSG, Inc., a corporation owned by Eli Silberman, a director of the Corporation, for public relations and marketing services rendered to the Corporation and the Bank. There is no such agreement for similar services to be provided in 2010.

        On February 10, 2005, as it has been supplemented since that date, the Bank entered into an Agreement of Lease (the "Lease") to open an additional branch of the Bank in approximately 4,770 square feet of first floor space and some third floor conference room space in an existing building located at 2 North Church Street (the "Building") in the central business district of West Chester, Chester County, Pennsylvania, with Headwaters Associates, a Pennsylvania general partnership (the "Landlord") for which William S. Latoff, the Registrant's Chairman of the Board and Chief Executive Officer, is one of two general partners. The Lease is for an initial term of 5 years ending July 31, 2010 and gives the Bank successive options to renew the Lease for 3 additional terms of 5 years each. The Lease obligated the Bank to pay aggregate Basic Rent during the twelve month period ending July 31, 2008 at an annual rate of $111,498 ($9,291 per month). For the twelve month period ended July 31, 2009, the Bank was obligated to pay aggregate Basic Rent at an annual rate of $117,216 ($9,768 per month). For the twelve month period ending July 31, 2010, the Bank is obligated to pay aggregate Basic Rent at an annual rate of $117,216 ($9,768 per month). During the lease year ending July 31, 2010, the Basic Rent will increase according to the percentage increase, if any, during the then most recent year of the consumer price index for all urban consumers, Philadelphia-Wilmington-Atlantic City, CMSA ("CPI"). If the Bank exercises its options to renew the Lease term, the Basic Rent for each renewal term is to be established at a fair market rental taking into account all of the terms and conditions of the Lease. The Bank is also obligated under the Lease to pay its proportionate share of real estate taxes and certain utilities shared in the Building with other tenants, and to pay its own cost of certain utilities that are separately metered. Pursuant to the Lease, the Bank is to provide its own janitorial and maintenance services. The Lease entitles the Bank to make certain improvements relating to signage, teller stations, safe deposit boxes, ATM facilities and night depository boxes subject to any applicable ordinances and third party restrictions, and subject to a potential obligation to remove them at termination of the Lease. The Landlord is generally obligated to maintain and repair the Building structure, roof and utility systems. The Bank and the Landlord each have obligations to maintain insurance on a coordinated basis. The Lease covers additional contingencies such as property casualty and condemnation and gives the Bank and Landlord certain rights of termination upon certain casualties or condemnation events. The Bank has limited rights of assignment and subletting. Upon a default by the Bank under the Lease, the Landlord has, among other remedies, a right to terminate the Lease, a right to re-enter, and a right to accelerate and sue for the Basic Rent for the balance of the unexpired term. Due to the personal interest of Mr. Latoff, the Audit Committee and its Chairman, Mr. Thornton, recommended that an independent lease evaluation be performed comparing and contrasting this site to other sites currently available as well as those proposed to be constructed with in the next 12 to 18 months. The conclusion of that evaluation was that the proposed site is superior to those other opportunities as to availability, location and price. The Audit Committee reached the conclusion that the proposed terms and conditions of the lease were more favorable to the Bank than would otherwise be available in the marketplace and that the site and its availability were also superior.

        There are no material pending legal proceedings to which any director, officer or affiliate of the Corporation, or any owner of record or beneficially of more than 5% of any class of voting securities of the Corporation, or any "associate" (as defined in SEC Rule 14a-1) of any director, officer or affiliate of the Corporation or 5% security holder is a party adverse to the Corporation or any of its subsidiaries.

PROPOSAL 2—ADVISORY (NON-BINDING) VOTES ON EXECUTIVE COMPENSATION

        Section 111 of the Emergency Economic Stabilization Act of 2008 (12 U.S.C. 5221), as amended by Section 7001 of the American Recovery and Reinvestment Act of 2009, or ARRA, provides in relevant part that any proxy or consent or authorization for an annual or other meeting of the shareholders of any TARP recipient, such as DNB, during the period in which any obligation arising from financial assistance provided under the TARP remains outstanding, shall permit a separate shareholder vote to approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the SEC. The statute provides that this shareholder vote shall not be binding on DNB's board of directors, and may not be construed as overruling a decision by the board of director, nor to create or imply any additional fiduciary duty by the board of directors.

        The Board therefore recommends that shareholders approve, in an advisory vote, the following resolution:

    RESOLVED that the shareholders approve DNB's compensation of its executives as disclosed in DNB's Proxy Statement for its 2010 annual shareholder meeting.

        Because your vote is advisory, it will not be binding upon the board of directors. However, the board of directors and the Benefits & Compensation Committee will take into account the outcome of the vote when considering DNB's future executive officer compensation decisions.

        The board of directors believes that it and DNB's Benefits & Compensation Committee have developed a reasonable philosophy, and appropriate policies and procedures, for evaluating executive performance and making decisions about executive compensation. They have done this in consultation with professional compensation and benefits consultants and have attempted to provide appropriate incentives to DNB's executive officers to maximize shareholder value while, at the same time, discouraging inappropriate or excessive risk-taking. For these reasons, the board of directors believes that the adoption of the advisory (non-binding) resolution is in the best interests of DNB and its shareholders and other constituencies.

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR Proposal 2 to adopt the advisory (non-binding) resolution approving DNB's compensation of its executives for 2009, as disclosed in DNB's Proxy Statement for its 2010 annual shareholder meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN ADVISORY (NON-BINDING) RESOLUTION CONCERNING THE CORPORATION'S EXECUTIVE COMPENSATION

 PROPOSAL 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        A proposal will be presented at the annual meeting to ratify the appointment by the Board of Directors, on February 24, 2010, of ParenteBeard LLC as the Corporation's independent registered public accounting firm for 2010. KPMG served as the Corporation's independent registered public accounting firm in 2008 and was the Corporation's independent registered public accounting firm through June 8, 2009. Please see the discussion below regarding Changes in the Corporation's Registered Public Accountant Firm.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

        The following table sets forth the aggregate fees billed to the Corporation for the fiscal years ended December 31, 2009 and December 31, 2008 by the Corporation's independent registered public accounting firms.

	December 31
	2009		2008
Audit Fees	$133,500		$125,725
Audit-Related Fees	32,500	(a)	10,000	(a)
Tax Fees	24,911	(b)	26,000	(b)
All Other Fees	—	(c)	—	(c)

	$190,911		$161,725

        KPMG LLP was the Corporation's independent registered public accounting firm during 2008 and through June 8, 2009. All of the fees billed to the Corporation for the fiscal year ending December 31, 2008 were billed by KPMG LLP. Fees billed for 2009 were billed as follows:

	Fees Billed For 2009
	ParenteBeard		KPMG		Total
Audit Fees	$108,500		$25,000		$133,500
Audit-Related Fees	—	(a)	32,500	(a)	32,500	(a)
Tax Fees	—	(b)	24,911	(b)	24,911	(b)
All Other Fees	—	(c)	—	(c)	—	(c)

	$108,500		$82,411		$190,911
  (a)
  Includes fees for services reasonably performed by the Corporation's independent registered public accounting firm for services such as statutory and regulatory reports and filings.

  (b)
  Includes fees for services related to tax compliance and tax planning.

  (c)
  There were no permitted internal audit outsourcing services provided during 2009 or 2008.

        The Corporation's Audit Committee has adopted a policy requiring that, before the Corporation's independent registered public accounting firm is engaged by the Corporation or any of its subsidiaries to render audit or non-audit services, the engagement must be approved by the Corporation's Audit Committee.

        During the Corporation's fiscal years ending December 31, 2009 and 2008, the Corporation's independent registered public accounting firms, ParenteBeard LLC and KPMG LLP did not perform any services other than the audit of the registrant's annual financial statements (including the services identified in footnote (a) and (b) to the table above) and review of financial statements included in the registrant's Form 10-Q reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or the foregoing engagements for those fiscal years. ParenteBeard LLC and KPMG LLP have advised the Corporation that none of the hours expended on the audit engagement during the Corporation's fiscal year ending December 31, 2009 were attributed to work performed by persons other than full-time, permanent employees of their respective companies.

        Representatives of ParenteBeard LLC will be present at the annual meeting and will be available to respond to appropriate questions presented at the meeting.

        In the event the selection of ParenteBeard LLC is not ratified by the affirmative vote of a majority of the shares of common stock represented at the annual meeting, the appointment of the Corporation's independent registered public accounting firm will be reconsidered by the Audit Committee and the Board.

        On June 8, 2009, DNB dismissed KPMG LLP ("KPMG") as the principal accountants for DNB. The decision to change DNB's principal accountants was recommended by the Audit Committee (the "Audit Committee") of DNB's Board of Directors (the "Board") and subsequently approved by the Board. Concurrently therewith, the Audit Committee recommended, and the Board approved, the accounting firm of Beard Miller Company, LLP ("Beard Miller Company") as its new principal accountants for the year ending December 31, 2009.

        The audit reports of KPMG on the consolidated financial statements of DNB Financial Corporation and subsidiaries as of and for the years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG's report on the consolidated financial statements of DNB Financial Corporation and subsidiaries as of and for the years ended December 31, 2008 and 2007, contained a separate paragraph stating that "As discussed in note 1 to the consolidated financial statements, the Corporation adopted FASB Statement No. 123(revised), Share-Based Payment, a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation, effective January 1, 2006, Emerging Issues Task Force Issue 06-4, Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements, effective January 1, 2007, and FASB Statement No. 157, Fair Value Measurements, effective January 1, 2008." During the two fiscal years ended December 31, 2008 and the subsequent interim period through June 8, 2009, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to KPMG's satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement in its audit reports on the consolidated financial statements of DNB, or "reportable events" as defined in Item 304 (a) (1) (v) of Regulation S-K.

        During the fiscal years ended December 31, 2008 and 2007, and from December 31, 2008 to the date of filing of this form 8-K, DNB has not consulted with Beard Miller Company regarding either (i) the application of accounting principles to any completed or proposed transaction, or type of audit opinion that might be rendered on DNB's consolidated financial statements; or (ii) any other matters described in Items 304 (a) (1) (iv) or (v) of regulation S-K.

        DNB requested and received from KPMG a letter, dated June 12, 2009 addressed to the Securities and Exchange Commission (the "Commission") stating whether or not KPMG agrees with the above statements. A copy of the letter, dated June 12, 2009, was filed as Exhibit 99.1 (which was incorporated by reference therein) to the Current Report on Form 8-K filed June 12, 2009.

        DNB provided a copy of the disclosure in its Current Report on Form 8-K relating to the change in accounting firms to Beard Miller Company and offered it the opportunity to furnish a letter to the Commission contemplated by Item 304 (a) (2) (ii) (D) of Regulation S-K. Beard Miller Company advised DNB that it did not intend to furnish such a letter to the commission.

        On October 1, 2009, DNB was notified that the audit practice of Beard Miller Company LLP ("Beard") an independent registered public accounting firm, was combined with ParenteBeard LLC ("ParenteBeard") in a transaction pursuant to which Beard combined its operations with ParenteBeard and certain of the professional staff and partners of Beard joined ParenteBeard either as employees or partners of ParenteBeard. On October 1, 2009, Beard resigned as the auditors of the Company and with the approval of the Audit Committee of the Company's Board of Directors, ParenteBeard was engaged as its independent registered public accounting firm.

        Prior to engaging ParenteBeard, the Company did not consult with ParenteBeard regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by ParenteBeard on the Company's financial statements, and ParenteBeard did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

        During the period from June 8, 2009, the date the Company's Board or Directors approved Beard as our independent registered public accounting firm, through October 1, 2009, the date of resignation, there were no disagreements with Beard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard would have caused it to make reference to such disagreement in its reports.

        The Company provided Beard with a copy of its Current Report on Form 8-K relating to the change in accounting firms prior to its filing with the Securities and Exchange Commission and requested that Beard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 1, 2009, was filed as Exhibit 16.1 (which was incorporated by reference therein) to the Current Report on Form 8-K filed October 1, 2009.

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR the ratification of ParenteBeard LLC as the independent registered public accounting firm of the Corporation.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PARENTEBEARD LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE CORPORATION.

Audit Committee and Audit Committee Report

        In accordance with and to the extent permitted by applicable law or regulation, the information contained in this section of the Proxy Statement regarding the Audit Committee and the Report of the Audit Committee shall not be deemed incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is composed of three directors and operates under a written charter approved by the Audit Committee and the Corporation's Board of Directors. The duties of the Audit Committee are summarized in this proxy statement under "Information about the Board of Directors" on page 8 and are more fully described in the Audit Committee Charter which was attached as Appendix B to the 2009 proxy statement.

        Management is responsible for the Corporation's internal controls and the preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Corporation's independent registered public accounting firm is responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Audit Committee's responsibilities include monitoring and overseeing these processes.

        In this context, the Audit Committee reviewed and discussed the Corporation's audited consolidated financial statements for the year ended December 31, 2009 (the "Audited Financial Statements") with management and the Corporation's independent registered public accounting firm for 2009, ParenteBeard LLC (the "Auditor"). The Audit Committee also discussed with the Auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), and both the Auditor and the Bank's independent registered public accounting firm directly provide reports on significant matters to the Audit Committee.

        The Audit Committee has received the written disclosures and the letter from the Auditor required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with the Auditor its independence from the Corporation. The Audit Committee also considered whether the provision of non-audit services by the Auditor was compatible with maintaining the independent registered public accounting firm's independence.

        The Audit Committee has discussed with management and the Auditor such other matters and received such assurances from them as the Audit Committee deemed appropriate.

        Based on the foregoing review and discussions and relying thereon, the Audit Committee recommended that the Board of Directors include the Audited Financial Statements in the Corporation's Annual Report to shareholders for the year ended December 31, 2009.

        In addition, the Audit Committee recommended that the Board of Directors appoint ParenteBeard LLC as the Corporation's independent registered public accounting firm for 2010, subject to ratification by the Corporation's shareholders.

Respectfully Submitted,
THE AUDIT COMMITTEE James H. Thornton, Chairman Mildred C. Joyner James J. Koegel

Audit Committee Charter

        The Audit Committee has adopted a charter. A copy of the Audit Committee Charter was attached as Appendix B to the 2009 proxy statement.

Annual Report to Shareholders

        A copy of our 2009 Annual Report to Shareholders and Form 10-K have been mailed concurrently with this proxy statement to all shareholders entitled to notice of and to vote at the annual meeting. The 2009 Annual Report to Shareholders and Form 10-K are not incorporated into this proxy statement and are not considered proxy solicitation material.

Transaction of Other Business

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2010 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

        Whether or not you intend to be present at this annual meeting, you are urged to return your proxy promptly. If you are present at this annual meeting and wish to vote your shares in person, your proxy may be revoked upon request.

        A COPY OF THE CORPORATION'S FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2009 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD ON THE RECORD DATE UPON WRITTEN REQUEST TO GERALD F. SOPP, DNB FINANCIAL CORPORATION, 4 BRANDYWINE AVENUE, DOWNINGTOWN, PA 19335-0904 OR BY GOING TO WWW.DNBFIRST.COM OR BY CONTACTING MR. SOPP AT 484-359-3138 OR GSOPP@DNBFIRST.COM.

BY ORDER OF THE BOARD OF DIRECTORS,

Gerald F. Sopp, Secretary

Downingtown, Pennsylvania
March 26, 2010

IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

PLEASE MARK VOTES AS IN THIS EXAMPLE REVOCABLE PROXY DNB FINANCIAL CORPORATION For Withhold For All Except THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS APRIL 28 2010 1. To elect two directors to serve for three years or until their successors have been elected and qualified. Mildred C. Joyner William S. Latoff INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. For Against Abstain 2. To approve an advisory (non-binding) resolution concerning the Corporation’s executive compensation. The undersigned hereby constitutes and appoints Cheryl T. Burkey, Jeffrey P. Brown and A. Joseph Rubino and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of DNB Financial Corporation (the “Corporation”) that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, PA 19335, on Wednesday, April 28, 2010 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof, according to the directions (if any) shown for each item on this proxy card, as more fully described in the Proxy Statement. 3. To ratify the appointment of ParenteBeard LLC as the registered public accounting firm for the fiscal year ending December 31, 2010. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER YOU DIRECT ON THIS PROXY. TO THE EXTENT YOU DO NOT GIVE A DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE, AND FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OF THE MEETING. Please be sure to date and sign this proxy card in the box below. Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED Sign above Detach above card, sign, date and mail in postage paid envelope provided. DNB FINANCIAL CORPORATION Please sign exactly as your name appears on this card, date and return this card promptly using the enclosed envelope. Executors, administrators, guardians, officers of corporations, and others signing in a representative or fiduciary capacity should state their full title as such. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE ACT PROMPTLY. SIGN, DATE & MAIL YOUR PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED. 4405

PLEASE MARK VOTES AS IN THIS EXAMPLE REVOCABLE PROXY DNB FINANCIAL CORPORATION For Withhold For All Except THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS APRIL 28 2010 4 0 1 1. To elect two directors to serve for three years or until their successors have been elected and qualified. Mildred C. Joyner William S. Latoff K INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. For Against Abstain 2. To approve an advisory (non-binding) resolution concerning the Corporation’s executive compensation. The undersigned hereby constitutes and appoints Cheryl T. Burkey, Jeffrey P. Brown and A. Joseph Rubino and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of DNB Financial Corporation (the “Corporation”) that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, PA 19335, on Wednesday, April 28, 2010 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof, according to the directions (if any) shown for each item on this proxy card, as more fully described in the Proxy Statement. 3. To ratify the appointment of ParenteBeard LLC as the registered public accounting firm for the fiscal year ending December 31, 2010. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER YOU DIRECT ON THIS PROXY. TO THE EXTENT YOU DO NOT GIVE A DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE, AND FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OF THE MEETING. Please be sure to date and sign this proxy card in the box below. Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED Sign above Detach above card, sign, date and mail in postage paid envelope provided. DNB FINANCIAL CORPORATION Please sign exactly as your name appears on this card, date and return this card promptly using the enclosed envelope. Executors, administrators, guardians, officers of corporations, and others signing in a representative or fiduciary capacity should state their full title as such. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE ACT PROMPTLY. SIGN, DATE & MAIL YOUR PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED. 4405/7410